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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-09911

Hussman Investment Trust

(Exact name of registrant as specified in charter)

5136 Dorsey Hall Drive Ellicott City, Maryland	21042

(Address of principal executive offices)	(Zip code)

John F. Splain

Ultimus Fund Solutions, LLC    225 Pictoria Drive, Suite 450   Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 587-3400

Date of fiscal year end:      June 30, 2012

Date of reporting period:    June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

HUSSMAN INVESTMENT TRUST

HUSSMAN STRATEGIC GROWTH FUND

HUSSMAN STRATEGIC TOTAL RETURN FUND

HUSSMAN STRATEGIC INTERNATIONAL FUND

HUSSMAN STRATEGIC DIVIDEND VALUE FUND

ANNUAL REPORT
June 30, 2012

Table of Contents

Performance Information
Hussman Strategic Growth Fund	1
Hussman Strategic Total Return Fund	2
Hussman Strategic International Fund	3
Hussman Strategic Dividend Value Fund	4
Letter to Shareholders	5
Portfolio Information	16
Schedules of Investments
Hussman Strategic Growth Fund	19
Hussman Strategic Total Return Fund	26
Hussman Strategic International Fund	29
Hussman Strategic Dividend Value Fund	37
Statements of Assets and Liabilities	42
Statements of Operations	44
Statements of Changes in Net Assets
Hussman Strategic Growth Fund	46
Hussman Strategic Total Return Fund	47
Hussman Strategic International Fund	48
Hussman Strategic Dividend Value Fund	49
Financial Highlights
Hussman Strategic Growth Fund	50
Hussman Strategic Total Return Fund	51
Hussman Strategic International Fund	52
Hussman Strategic Dividend Value Fund	53
Notes to Financial Statements	54
Report of Independent Registered Public Accounting Firm	77
About Your Fund’s Expenses	78
Board of Trustees and Officers	81
Federal Tax Information	82
Other Information	83
Approval of Investment Advisory Agreements	84

HUSSMAN STRATEGIC GROWTH FUND

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Growth Fund
versus the Standard & Poor’s 500 Index and the Russell 2000 Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended June 30, 2012
	1 Year	3 Years	5 Years	10 Years	Since Inception(c)
Hussman Strategic Growth Fund(b)(d)	(5.97%)	(3.73%)	(2.39%)	2.47%	5.55%
S&P 500 Index	5.45%	16.40%	0.22%	5.33%	1.29%
Russell 2000 Index	(2.08%)	17.80%	0.54%	7.00%	5.14%

(a)
Hussman Strategic Growth Fund invests in stocks listed on the New York, American, and NASDAQ exchanges, and does not specifically restrict its holdings to a particular market capitalization. The S&P 500 and Russell 2000 are indices of large and small capitalization stocks, respectively. “HSGFX equity investments and cash equivalents only (unhedged)” reflects the performance of the Fund’s stock investments and modest day-to-day cash balances, after fees and expenses, but excluding the impact of hedging transactions. The Fund’s unhedged equity investments do not represent a separately available portfolio, and their performance is presented solely for purposes of comparison and performance attribution.

(b)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Fund commenced operations on July 24, 2000.

(d)	The Fund’s expense ratio was 1.05% for the fiscal year ended June 30, 2012. The expense ratio as disclosed in the November 1, 2011 prospectus was also 1.05%.

1

HUSSMAN STRATEGIC TOTAL RETURN FUND

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Total Return Fund
versus the Barclays U.S. Aggregate Bond Index (Unaudited)

Average Annual Total Returns For Periods Ended June 30, 2012
	1 Year	3 Years	5 Years	Since Inception(b)
Hussman Strategic Total Return Fund(a)(c)	4.14%	5.02%	7.14%	6.82%
Barclays U.S. Aggregate Bond Index(d)	7.47%	6.93%	6.79%	5.37%

(a)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	The Fund commenced operations on September 12, 2002.

(c)	The Fund's expense ratio was 0.63% for the fiscal year ended June 30, 2012. The expense ratio as disclosed in the November 1, 2011 prospectus was 0.72%.

(d)
The Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities. The Fund does not invest solely in securities included in the Barclays U.S. Aggregate Bond Index and may invest in other types of bonds, common stocks and etc.

2

HUSSMAN STRATEGIC INTERNATIONAL FUND

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic International Fund versus the MSCI EAFE Index (Unaudited)

Average Annual Total Returns For Periods Ended June 30, 2012
	1 Year	Since Inception(b)
Hussman Strategic International Fund(a)(c)	(6.14%)	0.05%
MSCI EAFE Index(d)	(13.83%)	(1.02%)

(a)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	The Fund commenced operations on December 31, 2009.

(c)	The Fund’s expense ratio was 1.93% for the fiscal year ended June 30, 2012. The expense ratio as disclosed in the November 1, 2011 prospectus was 2.08%.

(d)
The MSCI EAFE (Europe, Australasia, and Far East) Index is a free float weighted capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 30, 2012, the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund may not invest in all of the countries represented in the MSCI EAFE Index and may invest in securities that are not included in the MSCI EAFE Index.

3

HUSSMAN STRATEGIC DIVIDEND VALUE FUND

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic Dividend Value Fund versus the Standard & Poor’s 500 Index(a) (Unaudited)

Total Return For Period Ended June 30, 2012
Since Inception(c)
Hussman Strategic Dividend Value Fund(b)(d)	(0.41%)
S&P 500 Index	2.26%

(a)
Hussman Strategic Dividend Value Fund invests primarily in securities of U.S. issuers but may invest in stocks of foreign companies. There are no restrictions as to the market capitalization of companies. The S&P 500 Index is believed to be the appropriate broad-based securities market index against which to compare the Fund’s long-term performance. However, the Fund invests in securities that are not included in the S&P 500 Index, and may vary its exposure to market fluctuations depending on market conditions.

(b)	The Fund’s return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Fund commenced operations on February 6, 2012.

(d)
The Adviser has contractually agreed to defer its fee and/or to absorb or reimburse a portion of the Fund’s expenses until at least February 1, 2015 to the extent necessary to limit the Fund’s ordinary operating expenses to an amount not exceeding 1.25% annually of the Fund’s average daily net assets. The gross expense ratio as disclosed in the February 1, 2012 prospectus was 2.25% (excluding acquired fund fees and expenses).

4

The Hussman Funds
Letter to Shareholders	August 17, 2012

Dear Shareholder,

For the fiscal year ended June 30, 2012, Strategic Growth Fund lost -5.97%, Strategic Total Return Fund achieved a total return of 4.14%, and Strategic International Fund lost -6.14%. For the period from February 6, 2012 through June 30, 2012, Strategic Dividend Value had a total return of -0.41%

From the inception of Strategic Growth Fund on July 24, 2000 through June 30, 2012, the Fund achieved an average annual total return of 5.55%, compared with an average annual total return of 1.29% for the S&P 500 Index. An initial $10,000 investment in the Fund on July 24, 2000 would have grown to $19,043, compared with $11,659 for the same investment in the S&P 500 Index. The deepest loss experienced by the Fund since inception was -22.31%, compared with a maximum loss of -55.25% for the S&P 500 Index. To put this difference in perspective, the S&P 500 Index had to advance by fully 73.61% from its 2009 low simply to reduce its loss from -55.25% to -22.31%. The mathematics of compounding are brutal for large losses, but are reasonably forgiving for more contained losses.

From the inception of Strategic Total Return Fund on September 12, 2002 through June 30, 2012, the Fund achieved an average annual total return of 6.82%, compared with an average annual total return of 5.37% for the Barclays U.S. Aggregate Bond Index. An initial $10,000 investment in the Fund on September 12, 2002 would have grown to $19,082, compared with $16,698 for the same investment in the Barclays U.S. Aggregate Bond Index. The deepest loss experienced by the Fund since inception was -11.52%, compared with a maximum loss of -5.08% for the Barclays U.S. Aggregate Bond Index.

From the inception of Strategic International Fund on December 31, 2009 through June 30, 2012, the Fund achieved an average annual total return of 0.05%, compared with an average annual total return of -1.02% for the MSCI EAFE Index. An initial $10,000 investment in the Fund on December 31, 2009 would have grown to $10,012, compared with $9,747 for the same investment in the MSCI EAFE Index. These returns were achieved with about one quarter of the volatility of the returns for the EAFE Index. During this period, the EAFE Index has declined by at least 19.61% on four separate occasions. In May 2010, the EAFE Index fell 19.61%. In October 2011, the EAFE Index fell 26.48%, recovered about half of that loss, then fell again by 25.59% from its prior peak. In June 2012, the EAFE Index fell 24.80%. Since the inception of Strategic International Fund, its maximum decline has been -9.59%.

5

The Hussman Funds
Letter to Shareholders (continued)

From the inception of Strategic Dividend Value Fund on February 6, 2012 through June 30, 2012, the Fund achieved a cumulative total return of -0.41%, compared with a total return of 2.26% for the S&P 500 Index. An initial $10,000 investment in the Fund on February 6, 2012 would be valued at $9,959 on June 30, 2012, compared with $10,226 for the same investment in the S&P 500 Index. The deepest loss experienced by the Fund since inception was -2.82%, compared with a maximum loss of -9.58% for the S&P 500 Index.

Each of the Hussman Funds with at least a year of operating history has outperformed its respective benchmark since Fund inception, and our risks have remained well-contained. Still, the most recent market cycle has been unusually challenging. In recent years, the stock market has experienced a convulsive pattern of panic declines and liquidity-fueled relief rallies. In my view, the failure of the U.S. and other countries to meaningfully restructure bad debt following the 2008-2009 credit crisis left the global economy in a fragile recovery where job creation, aggregate demand, and income growth have been persistently sluggish.

In the face of repeated economic softening, central banks have responded with massive monetary interventions. These interventions have encouraged short-lived bursts in demand and employment, but only by flooding the global economy with near-zero interest money, prompting investors to reach for risky assets as an alternative, with little regard for valuations. The combination of elevated valuations, overextended price trends, increasing recession risk, and other factors has contributed to our defensive stance in both U.S. and international equities, where our estimates of prospective return/risk have become unusually negative in recent months.

In the bond market, the combination of aggressive monetary easing and accelerating difficulties in Europe have supported significant demand for U.S. Treasuries and corporate bonds, producing low yields that offer little in the way of long-term return prospects. Given the already depressed menu of prospective returns, the temptation to reach for yield by taking greater maturity risk or credit risk would amount to speculation. For that reason, Strategic Total Return Fund has maintained a conservative exposure to these risks. While this has resulted in somewhat lower total returns in the Fund over the most recent fiscal year, compared with the Barclays U.S. Aggregate Index, we believe that stronger long-term returns can be achieved by selectively accepting interest-rate and credit risk when it is more appropriately priced.

6

The Hussman Funds
Letter to Shareholders (continued)

Notes on an extraordinary market cycle

As disciplined investors, we try to validate every aspect of our investment strategy in historical data. The last several years have been trying in that respect. As a result of conditions related to the global credit crisis of 2008-2009, we have implemented two changes to our hedging approach. One of these resulted from a proactive effort to make our approach more robust to extreme outcomes, even though our existing approach was performing quite well in real time. A second, smaller change was remedial, to reduce the cost of hedging with index put options in an environment where major central bank interventions have become commonplace.

Undoubtedly, our largest challenge emerged during the credit crisis in 2008-2009. While we had anticipated much of that crisis, and avoided much of the market’s losses as a result, it became clear by late-2008 that the events that were unfolding were outside of anything seen in the post-war period on which our existing methods were based. At that time, the existing hedging model used by Strategic Growth Fund was performing quite well in real-time. In fact, one dollar invested in Strategic Growth Fund at inception had, by March 2009, grown to four times the value of a dollar invested in the S&P 500 Index. The Fund was ahead of the S&P 500 Index, with dramatically lower risk, on every standard and non-standard performance horizon.

Still, I was becoming concerned about whether the market’s return/risk prospects should be estimated from the standpoint of post-war data or Depression-era data. Taking our existing hedging methods to Depression-era data, I found that they performed acceptably from the standpoint of overall returns, with much smaller losses than a passive buy-and-hold approach, but they still allowed several very deep interim losses even when trend-following methods were emphasized. The stock market lost about 85% of its value in the Depression (requiring a seven-fold gain to break-even). By 1931, even after the stock market had declined to very attractive valuations from a post-war perspective, it still lost another two-thirds of its value in less than a year. I viewed the potential losses to be intolerable, and worked to solve that “two data sets” problem.

I insisted that our hedging approach should perform well even in the most extreme conditions. The simple phrase for this is “stress testing,” but that phrase makes the effort seem very clean and clinical, and understates the uncertainty of that period. After testing many alternative approaches, our requirements were satisfied when we developed much more robust “ensemble methods” to estimate market return and risk prospects. Unfortunately, this was achieved only after missing a substantial rebound in the stock market.

7

The Hussman Funds
Letter to Shareholders (continued)

More recently, we introduced a smaller change in our hedging approach, by restricting the set of periods in which Strategic Growth Fund establishes “staggered strike” hedge positions (which raise the strike price of our index put options to protect more strongly against market weakness). In an environment where central banks have attempted to provide the equivalent of free “put options” to investors, paying additional premiums for real ones resulted in a loss in the value more frequently than would have occurred in the past. In Strategic Growth Fund, this time-decay resulted in a modest but persistent tendency of the Fund to decline during extended liquidity-driven market advances. The additional restrictions reserve our most defensive stance for conditions that have historically been associated with awful market outcomes, without compromising the returns that those positions have typically contributed over the complete market cycle. As I have noted in the Hussman Funds weekly commentaries, conditions since March 2, 2012 have been extreme enough to survive these restrictions, and we have established a defensive stance in recent months that I do not expect us to require frequently or maintain indefinitely.

The Hussman Funds seek to achieve strong returns over the complete market cycle (bull market and bear market combined), with smaller periodic losses than experienced by a passive “buy-and-hold” investment approach. Given this goal, it is important to evaluate the performance of Strategic Growth Fund from a full cycle perspective:

Period	Cycle	HSGFX Return Cumulative, Annual	SPX Return Cumulative, Annual	HSGFX Deepest Loss	SPX Deepest Loss
07/24/2000 - 10/09/2007	Bull Peak to Bull Peak	119.79%, 11.54%	20.70%, 2.64%	-6.98%	-47.41%
10/09/2002 - 03/09/2009	Bear Trough to Bear Trough	37.95%, 5.14%	-1.25%, -0.20%	-21.45%	-55.25%
10/09/2007 - 08/17/2012	Bull Peak to Bull Peak	-17.05%, -3.78%	0.90%, 0.18%	-22.31%	-55.25%

Cycle dates other than Fund inception date (07/24/2000) correspond to peaks and troughs of Standard & Poors 500 Index (SPX), using total returns.

As a result of the significant challenges we’ve faced during the most recent market cycle, the cumulative shortfall of Strategic Growth Fund versus the S&P 500 Index during this cycle has been nearly 18% (-3.95% annually). Meanwhile, the Fund has experienced a fraction of the loss endured by the S&P 500 during major declines. Undoubtedly, performance windows that include 2009 through early-2010 will carry the ghost of our “miss” during that period for some time. We don’t suggest that investors

8

The Hussman Funds
Letter to Shareholders (continued)

should overlook that period, but it is important to recognize that our defensiveness reflected the necessity of stress-testing our methods against Depression-era data, and does not reflect the stance that investors should expect the Fund to adopt in future cycles, even under identical conditions and evidence.

Due to the Fund’s ability to hedge potential market declines, performance comparisons to the S&P 500 are often very favorable toward the Fund when the performance window comprises a peak-to-trough decline for the S&P 500. Conversely, performance comparisons are often unfavorable toward the Fund when the performance window comprises a trough-to-peak advance for the S&P 500.

For example, measured over the peak-to-trough period from July 24, 2000 through March 9, 2009, Strategic Growth Fund achieved a cumulative total return of 105.57% (8.71% annually) compared with a cumulative loss for the S&P 500 Index of -45.99% (-6.89% annually). In contrast, measured over the trough-to-peak period from October 9, 2002 through August 17, 2012, Strategic Growth Fund achieved a cumulative total return of 22.34% (2.07%) compared with a cumulative gain for the S&P 500 Index of 122.65% (8.46%). In both cases, return comparisons can be distorted by the choice of performance window. Measuring across market cycles, either peak-to-peak or trough-to-trough, helps to minimize these effects. Even over shorter horizons, performance comparisons are likely to be less distorted by evaluating performance between two intermediate-term market peaks or two intermediate-term market troughs, rather than choosing a period that comprises a trough-to-peak market advance or a peak-to-trough market decline.

Portfolio composition

As of June 30, 2012, Strategic Growth Fund had net assets of $4,936,808,483, and held 116 stocks in a wide variety of industries. The largest sector holdings as a percentage of net assets were health care (33.1%), consumer discretionary (24.1%), consumer staples (17.5%), and information technology (17.3%). The smallest sector weights were in energy (3.4%), telecommunications (1.4%), financials (1.0%), and materials (0.8%).

Strategic Growth Fund’s holdings of individual stocks as of June 30, 2012 were valued at $4,866,437,440. Against these stock positions, the Fund held 26,500 option combinations (long put option/short call option) on the S&P 500 Index, 8,000 option combinations on the Russell 2000 Index and 2,000 option combinations on the Nasdaq 100 Index. Each option combination behaves as a short sale on the underlying index, with a notional value of $100 times the index value. On June 30, 2012, the S&P 500 Index closed at 1,362.16, while the Russell 2000 Index and the

9

The Hussman Funds
Letter to Shareholders (continued)

Nasdaq 100 Index closed at 798.49 and 2,615.72, respectively. The Fund’s total hedge therefore represented a short position of $4,771,660,000, an amount equal to 98.05% of the dollar value of the Fund’s long investment positions in individual stocks.

Strategic Growth Fund’s hedging positions are intended to provide a hedge against the effect of general market fluctuations on the Fund’s portfolio during periods where we view the expected return/risk profile of the stock market to be unfavorable. However, the Fund’s hedging strategy does not eliminate market risk or provide complete protection against adverse movements in the prices of individual securities or sectors in which the Fund invests. The Fund may experience a loss even when it is “fully hedged” if the returns of the stocks held by the Fund fall short of the returns of the securities and financial instruments used to hedge or if the exercise prices of the Fund’s call and put option hedges differ, so that the combined loss on these options during a market advance exceeds the gain on the underlying stock index.

Though the performance of Strategic Growth Fund’s diversified portfolio cannot be attributed to any narrow group of stocks, the following holdings achieved gains in excess of $20 million during the fiscal year ended June 30, 2012: Biogen Idec, Panera Bread, AutoZone, Amgen, and eBay. Holdings with losses in excess of $20 million during this same period were BMC Software, Research in Motion, Dell, Best Buy, Endo Health Solutions, Illumina, SunPower, and First Solar.

Strategic Growth Fund continues to be very manageable, with substantial flexibility to respond to changing market conditions, low market impact of trading, and commission costs well below estimated industry averages. The Fund’s positions in individual stocks generally represent less than a single day’s average trading volume in those securities. Even during the volatile and often low-volume trading of the past year, the Fund’s average market impact of trading (the difference between the last sale at the time of order placement and the actual price at which the Fund’s stock transactions are executed) has been a fraction of 1%, and the Fund’s average commission on its stock transactions was 1.3 cents per share, compared with industry averages estimated to be several times that amount. Finally, the Fund’s expense ratio during its fiscal year ended June 30, 2012 was 1.05%. According to recent statistics, the average expense ratio among the limited group of mutual funds pursuing similar strategies and classified as “long-short” by Morningstar is 1.68%.

10

The Hussman Funds
Letter to Shareholders (continued)

As of June 30, 2012, Strategic Total Return Fund had net assets of $2,621,064,847. Treasury notes, Treasury bonds, Treasury Inflation-Protected Securities (TIPS) and money market funds represented 83.4% of the Fund’s net assets. Shares of exchange-traded funds, precious metals shares, energy shares and utility shares accounted for 1.5%, 13.5%, 0.7%  and 0.9% of net assets, respectively.

In Strategic Total Return Fund, during the fiscal year ended June 30, 2012, portfolio gains in excess of $10 million were achieved in U.S. Treasury Note (1.75%, due 5/31/2016), U.S. Treasury Note (2.125%, due 8/15/2021), Randgold Resources ADR, and Newmont Mining. Holdings with losses in excess of $5 million during this same period were Barrick Gold and Agnico-Eagle Mines.

As of June 30, 2012, Strategic International Fund had net assets of $87,719,728 and held 106 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were in consumer discretionary (10.6%), health care (10.4%), consumer staples (9.4%), telecommunications (9.1%), information technology (8.5%), and industrials (5.6%). The smallest sector weights were in utilities (3.0%), energy (1.8%) and materials (1.6%). Shares of exchange-traded funds (ETFs) and money market funds accounted for 6.3% and 28.8% of net assets, respectively. The total value of equities and exchange-traded funds held by the Fund was $58,094,909.

In order to hedge the impact of general market fluctuations, as of June 30, 2012 Strategic International Fund held 150 option combinations (long put option/short call option) on the S&P 500 Index, and was short 750 futures on the Euro STOXX 50 Index and 150 futures on the FTSE 100 Index. The combined notional value of these hedges was $55,015,858, an amount equal to 94.7% of the value of equity and ETF shares held by the Fund. When the Fund is in a hedged investment position, the primary driver of Fund returns is expected to be the difference in performance between the stocks owned by the Fund and the indices that are used to hedge.

While Strategic International Fund is widely diversified and its performance is affected by numerous investment positions, the hedging strategy of the Fund was primarily responsible for the reduced sensitivity of the Fund to market fluctuations from the Fund’s inception through June 30, 2012. Individual equity holdings having portfolio gains in excess of $175,000 during the fiscal year ended June 30, 2012 included Bunzl, Alimentation Couche-Tard, Next plc, and Novo Nordisk A/S. Holdings with portfolio losses in excess of $300,000 during this same period included Yamada Denki, Mobistar, Abengoa, Enel S.P.A, Telecom Argentina, and Norbert Dentressangle.

11

The Hussman Funds
Letter to Shareholders (continued)

As of June 30, 2012, Strategic Dividend Value Fund had net assets of $4,998,194, and held 67 stocks in a wide variety of industries. The largest sector holdings as a percentage of net assets were consumer staples (15.4%), health care (13.5%), consumer discretionary (10.7%), and information technology (9.1%). The smallest sector weights were in energy (5.9%), industrials (2.4%), materials (2.0%), and financials (1.1%).

Strategic Dividend Value Fund’s holdings of individual stocks as of June 30, 2012 were valued at $3,002,575. Against these stock positions, the Fund also held 10 option combinations (long put option/short call option) on the S&P 500. The combined notional value of these hedges was $1,362,160, an amount equal to 45.4% of the value of equity investments held by the Fund.

Supplementary information including quarterly returns and equity-only performance is available on the Hussman Funds website: www.hussmanfunds.com.

Present conditions

In recent months, our measures of leading economic pressures have indicated the likelihood of an oncoming U.S. recession. Our view is based on the analysis of leading/coincident/lagging indicators, as well as more statistical methods that extract “unobserved components” from a broad range of economic indicators. The weakness developing in the most leading components of U.S. data closely reflects accelerating weakness in European data. European output continues in its steepest contraction since 2009.

In my view, the repeated monetary interventions of recent years have been an attempt to contain the unfinished effect of the 2008-2009 economic downturn. I believe that the global economy is moving into another recession because policy-makers have not effectively addressed the debt problems that produced the first one, leaving the economy unusually vulnerable to aftershocks.

To understand where we are, it is helpful to understand how we got here. In the U.S., lawmakers repealed the Glass-Steagall Act in 1999, removing the firewall between traditional banking and more speculative activities, and allowing those activities to have the effective protection of the U.S. government. This combination, in my view, helped to encourage speculation that resulted in a U.S. housing bubble and subsequent mortgage crisis. In Europe, a currency union was created without adequate control on the government deficits of individual countries, allowing peripheral European countries to run large budget deficits and finance them at the same interest rates as their stronger neighbors. The global recession and collapse

12

The Hussman Funds
Letter to Shareholders (continued)

of employment in 2008-2009 increased the strains on government revenues, while governments attempted to avoid the restructuring of bad debt by rescuing private lenders at public expense. As a result, government debt has increased dramatically both in the U.S. and in Europe.

The failure of policy makers to restructure bad debt resulted in the worst of both worlds - an economy where banks were relieved of the need for transparency (thanks to accounting changes by the Financial Accounting Standards Board in 2009), while homeowners strapped with large mortgage obligations saw very little in terms of debt restructuring. In Europe, the inability of individual countries to control their own monetary policies created significant political strains as weaker European countries sought bailout funds from their stronger neighbors, and difficult government spending reductions were imposed.

Economies can retreat from excessive debt burdens in three ways. One is “austerity,” where spending is restricted in the attempt to reduce deficits and keep debt burdens from growing as fast as the economy grows. The difficulty with austerity is that it is often self-defeating because economic growth slows and tax revenues often decline enough to offset the reduced spending. A second approach is “monetization,” where the central bank creates currency and bank reserves in order to purchase and effectively retire government debt. This approach may be expedient in the short-term, but can lead to severe inflationary effects in the longer-term. A final approach is “debt restructuring,” where bad debts are written down or swapped for a direct ownership claim on some other asset (known as “debt-equity swaps”). This approach can detach the economy from the burden of prior debts, but it is most contentious politically because it requires lenders to take losses or accept changes in the structure of their claims.

In the next several years, it seems inescapable that the U.S. and Europe will require a combination of all three approaches. In my view, the likelihood of addressing global debt problems without significant economic and political turbulence is quite low. The primary question is whether losses and debt restructuring will be imposed on lenders who voluntarily accepted the risks, or whether the losses will instead be inflicted on the public through austerity and inflation. My impression is that the answer will be a combination of all of these, and that the ability to navigate a broad range of potential outcomes will be required. Meanwhile, I remain skeptical that central bank interventions targeted at making investors feel “wealthier” will have much real economic effect, or will durably reduce the need for difficult economic adjustments.

13

The Hussman Funds
Letter to Shareholders (continued)

With regard to stock market valuations, we presently estimate that the S&P 500 is likely to achieve a total return (nominal) of only 4.5% annually during the coming ten years. While prospective returns have been lower at certain points in the past 15 years, these low prospective returns were invariably followed by steep market declines that ultimately provided better opportunities to accept market risk in the pursuit of long-term returns. Valuations appear less elevated on measures that emphasize near-term earnings estimates, but these estimates reflect corporate profit margins that are nearly 70% above their long-term norm (a fact that appears closely related to depressed savings rates and unsustainably large government budget deficits).

Equally important, as detailed in the weekly comments on the Hussman Funds website, numerous syndromes of market conditions have emerged in recent months that have historically been associated with unusually negative market outcomes, on average. Indeed, since March 2012, our estimates of prospective return/risk in the stock market have remained among the most negative 1% of all historical observations. It is possible that market outcomes will be benign or even favorable in the present instance, but I have no basis for that expectation.

Presently, 10-year Treasury bonds yield just 1.7%, while 30-year bonds yield 2.8%, and the Dow Jones Corporate Bond Index yields just 3.1%. At these levels, very small changes in yield can easily wipe out one or more years of prospective interest earnings. While further declines in yield are possible, bond market investors will have to rely on very precise timing in order to retain the resulting gains. For that reason, I view exposure to long-term bonds as largely speculative, and the average duration of the bond portfolio in Strategic Total Return has been limited to slightly less than two years.

In short, the menu of prospective returns appears quite unattractive for long-term investors. This is not just an unfortunate accident, but is an environment that has been actively engineered by monetary policies that have flooded the global financial system with zero-interest currency and reserves. It is understandably difficult to remain conservative in an environment where yields are low, but where recent market returns have been positive and defensiveness has not been rewarding. On this point, it may be helpful to remember that bear market declines typically erase more than half of the preceding bull market advance. Indeed, the 2008-2009 stock market decline wiped out not only all of the total return achieved by the S&P 500 Index during the preceding bull market advance, but also erased the entire total return that the S&P 500 Index had achieved, in excess of Treasury bills, from June 1995 onward.

14

The Hussman Funds
Letter to Shareholders (continued)

Despite the challenges of the most recent market cycle, I continue to believe that the correct response to the 2008-2009 shock was to fortify our methods against significant future strains, instead of taking false comfort in the belief that central banks will permanently hold those strains at bay. That is exactly what we have done. The recent period of underperformance has been frustrating, but these challenges have also motivated the development of robust adjustments to our hedging approach that I believe are well-suited to resume our performance advantage in future market cycles.

I remain grateful for your trust.

John P. Hussman, Ph.D.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Weekly updates regarding market conditions and investment strategy, as well as special reports, analysis, and performance data current to the most recent month end, are available at the Hussman Funds website www.hussmanfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectuses contain this and other important information. To obtain a copy of the Hussman Funds’ prospectuses please visit our website at www.hussmanfunds.com or call 1-800-487-7626 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Hussman Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the adviser’s current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Funds’ adviser with respect to those securities may change at any time.

15

Hussman Strategic Growth Fund Portfolio Information
June 30, 2012 (Unaudited)

Sector Allocation (% of Total Investments and Money Market Funds)

Hussman Strategic Total Return Fund Portfolio Information
June 30, 2012 (Unaudited)

Asset Allocation (% of Net Assets)

16

Hussman Strategic International Fund Portfolio Information
June 30, 2012 (Unaudited)

Asset Allocation (% of Net Assets)

Country Allocation (% of Equity Holdings)

17

Hussman Strategic Dividend Value Fund Portfolio Information
June 30, 2012 (Unaudited)

Sector Allocation (% of Total Investments and Money Market Funds)

18

Hussman Strategic Growth Fund Schedule of Investments
June 30, 2012

COMMON STOCKS — 98.6%	Shares	Value
Consumer Discretionary — 24.1%
Diversified Consumer Services — 1.4%
Coinstar, Inc. (a)	500,000	$34,330,000
DeVry, Inc.	250,000	7,742,500
H&R Block, Inc.	1,500,000	23,970,000
ITT Educational Services, Inc. (a)	55,000	3,341,250
		69,383,750
Hotels, Restaurants & Leisure — 7.9%
Cheesecake Factory, Inc. (The) (a)	2,292,000	73,252,320
Darden Restaurants, Inc.	500,000	25,315,000
Jack in the Box, Inc. (a)	1,673,000	46,643,240
McDonald's Corp.	650,000	57,544,500
Panera Bread Co. - Class A (a)	775,000	108,066,000
PF Chang's China Bistro, Inc.	500,000	25,735,000
Starbucks Corp.	1,000,000	53,320,000
		389,876,060
Leisure Equipment & Products — 0.7%
Mattel, Inc.	1,000,000	32,440,000

Media — 3.1%
Comcast Corp. - Class A	1,050,000	33,568,500
DIRECTV - Class A (a)	550,000	26,851,000
DISH Network Corp. - Class A	2,000,000	57,100,000
McClatchy Co. (The) - Class A (a)	143,000	314,600
McGraw-Hill Cos., Inc. (The)	750,000	33,750,000
		151,584,100
Multiline Retail — 3.6%
Family Dollar Stores, Inc.	693,000	46,070,640
Kohl's Corp.	1,000,000	45,490,000
Target Corp.	1,500,000	87,285,000
		178,845,640
Specialty Retail — 6.9%
Aéropostale, Inc. (a)	4,402,000	78,487,660
American Eagle Outfitters, Inc.	650,000	12,824,500
AutoZone, Inc. (a)	50,000	18,358,500
Bed Bath & Beyond, Inc. (a)	1,200,000	74,160,000
Best Buy Co., Inc.	2,400,000	50,304,000
Buckle, Inc. (The)	643,000	25,443,510
GameStop Corp. - Class A	1,112,000	20,416,320
Gap, Inc. (The)	652,000	17,838,720

19

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2012

COMMON STOCKS — 98.6% (Continued)	Shares	Value
Consumer Discretionary — 24.1% (Continued)
Specialty Retail — 6.9% (Continued)
RadioShack Corp.	1,000,000	$3,840,000
Staples, Inc.	1,500,000	19,575,000
TJX Cos., Inc. (The)	450,000	19,318,500
		340,566,710
Textiles, Apparel & Luxury Goods — 0.5%
Under Armour, Inc. - Class A (a)	285,000	26,926,800

Consumer Staples — 17.5%
Beverages — 4.3%
Coca-Cola Co. (The)	1,603,000	125,338,570
PepsiCo, Inc.	1,250,000	88,325,000
		213,663,570
Food & Staples Retailing — 4.4%
Kroger Co. (The)	1,650,000	38,263,500
Sysco Corp.	650,000	19,376,500
Walgreen Co.	3,000,000	88,740,000
Wal-Mart Stores, Inc.	1,000,000	69,720,000
		216,100,000
Food Products — 2.3%
Campbell Soup Co.	612,000	20,428,560
ConAgra Foods, Inc.	500,000	12,965,000
General Mills, Inc.	1,500,000	57,810,000
Kellogg Co.	500,000	24,665,000
		115,868,560
Household Products — 6.5%
Clorox Co. (The)	750,000	54,345,000
Colgate-Palmolive Co.	1,000,000	104,100,000
Kimberly-Clark Corp.	650,000	54,450,500
Procter & Gamble Co. (The)	1,750,000	107,187,500
		320,083,000
Personal Products — 0.0% (b)
Nu Skin Enterprises, Inc. - Class A	4,000	187,600

Energy — 3.4%
Oil, Gas & Consumable Fuels — 3.4%
Chevron Corp.	500,000	52,750,000
Exxon Mobil Corp.	1,250,000	106,962,500
Murphy Oil Corp.	167,000	8,398,430
		168,110,930

20

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2012

COMMON STOCKS — 98.6% (Continued)	Shares	Value
Financials — 1.0%
Consumer Finance — 0.3%
American Express Co.	24,000	$1,397,040
World Acceptance Corp. (a)	210,000	13,818,000
		15,215,040
Insurance — 0.7%
ACE Ltd.	250,000	18,532,500
Chubb Corp. (The)	250,000	18,205,000
		36,737,500
Health Care — 33.1%
Biotechnology — 6.1%
Amgen, Inc.	1,250,000	91,300,000
Biogen Idec, Inc. (a)	1,000,000	144,380,000
Cubist Pharmaceuticals, Inc. (a)	674,000	25,551,340
Gilead Sciences, Inc. (a)	650,000	33,332,000
PDL BioPharma, Inc.	905,000	6,000,150
		300,563,490
Health Care Equipment & Supplies — 6.6%
Align Technology, Inc. (a)	751,000	25,128,460
Baxter International, Inc.	500,000	26,575,000
Becton, Dickinson and Co.	250,000	18,687,500
Cyberonics, Inc. (a)	997,000	44,805,180
Medtronic, Inc.	1,500,000	58,095,000
St. Jude Medical, Inc.	1,250,000	49,887,500
Stryker Corp.	500,000	27,550,000
Varian Medical Systems, Inc. (a)	1,250,000	75,962,500
		326,691,140
Health Care Providers & Services — 6.9%
Aetna, Inc.	650,000	25,200,500
CIGNA Corp.	1,250,000	55,000,000
Humana, Inc.	1,000,000	77,440,000
Laboratory Corp. of America Holdings (a)	500,000	46,305,000
UnitedHealth Group, Inc.	1,453,000	85,000,500
WellPoint, Inc.	800,000	51,032,000
		339,978,000
Life Sciences Tools & Services — 2.9%
Harvard Bioscience, Inc. (a)	1,000,000	3,770,000
Illumina, Inc. (a)	810,000	32,715,900
Life Technologies Corp. (a)	1,000,000	44,990,000
Waters Corp. (a)	750,000	59,602,500
		141,078,400

21

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2012

COMMON STOCKS — 98.6% (Continued)	Shares	Value
Health Care — 33.1% (Continued)
Pharmaceuticals — 10.6%
Abbott Laboratories	350,000	$22,564,500
AstraZeneca plc - ADR	2,500,000	111,875,000
Bristol-Myers Squibb Co.	1,000,000	35,950,000
Eli Lilly & Co.	2,250,000	96,547,500
Endo Pharmaceuticals Holdings, Inc. (a)	1,914,000	59,295,720
Forest Laboratories, Inc. (a)	350,000	12,246,500
Johnson & Johnson	1,750,000	118,230,000
Novartis AG - ADR	500,000	27,950,000
Pfizer, Inc.	1,000,000	23,000,000
Shire plc - ADR	183,000	15,809,370
		523,468,590
Information Technology — 17.3%
Communications Equipment — 2.7%
ADTRAN, Inc.	140,000	4,226,600
Cisco Systems, Inc.	6,000,000	103,020,000
InterDigital, Inc.	608,000	17,942,080
Research In Motion Ltd. (a)	1,000,000	7,390,000
		132,578,680
Computers & Peripherals — 3.5%
Dell, Inc. (a)	5,609,000	70,224,680
NetApp, Inc. (a)	500,000	15,910,000
QLogic Corp. (a)	1,250,000	17,112,500
Synaptics, Inc. (a)	2,340,000	66,994,200
		170,241,380
Electronic Equipment & Instruments — 0.0% (b)
FUJIFILM Holdings Corp. - ADR	49,400	928,720

Internet Software & Services — 2.0%
eBay, Inc. (a)	2,000,000	84,020,000
j2 Global, Inc.	500,000	13,210,000
		97,230,000
IT Services — 0.4%
CACI International, Inc. - Class A (a)	250,000	13,755,000
Syntel, Inc.	90,000	5,463,000
		19,218,000
Semiconductors & Semiconductor Equipment — 6.1%
Altera Corp.	952,000	32,215,680
Broadcom Corp. - Class A (a)	2,000,000	67,600,000
First Solar, Inc. (a)	430,000	6,475,800

22

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2012

COMMON STOCKS — 98.6% (Continued)	Shares	Value
Information Technology — 17.3% (Continued)
Semiconductors & Semiconductor Equipment — 6.1% (Continued)
Intel Corp.	5,000,000	$133,250,000
Microchip Technology, Inc.	264,000	8,733,120
SunPower Corp. (a)	786,000	3,780,660
Xilinx, Inc.	1,500,000	50,355,000
		302,410,260
Software — 2.6%
Check Point Software Technologies Ltd. (a)	309,000	15,323,310
Microsoft Corp.	3,000,000	91,770,000
Oracle Corp.	750,000	22,275,000
		129,368,310
Materials — 0.8%
Chemicals — 0.5%
BASF SE - ADR	76,800	5,329,920
CF Industries Holdings, Inc.	100,000	19,374,000
		24,703,920
Paper & Forest Products — 0.3%
International Paper Co.	519,000	15,004,290

Telecommunication Services — 1.4%
Diversified Telecommunication Services — 0.8%
AT&T, Inc.	500,000	17,830,000
Verizon Communications, Inc.	500,000	22,220,000
		40,050,000
Wireless Telecommunication Services — 0.6%
China Mobile Ltd. - ADR	500,000	27,335,000

Total Common Stocks (Cost $4,428,085,535)		$4,866,437,440

PUT OPTION CONTRACTS — 1.9%	Contracts	Value
Nasdaq 100 Index Option, 09/22/2012 at $1,800	2,000	$708,000
Russell 2000 Index Option, 09/22/2012 at $620	8,000	2,984,000
S&P 500 Index Option, 09/22/2012 at $1,330	26,500	91,478,000
Total Put Option Contracts (Cost $114,708,944)		$95,170,000

Total Investments at Value — 100.5% (Cost $4,542,794,479)		$4,961,607,440

23

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2012

MONEY MARKET FUNDS — 29.8%	Shares	Value
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.00% (c)	453,108,620	$453,108,620
First American Treasury Obligations Fund - Class Y, 0.00% (c)	1,018,511,654	1,018,511,654
Total Money Market Funds (Cost $1,471,620,274)		$1,471,620,274

Total Investments and Money Market Funds at Value — 130.3% (Cost $6,014,414,753)		$6,433,227,714

Written Call Options — (27.1%)		(1,335,964,000)

Liabilities in Excess of Other Assets — (3.2%)		(160,455,231)

Net Assets — 100.0%		$4,936,808,483

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%

(c)	Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2012.

See accompanying notes to financial statements.

24

Hussman Strategic Growth Fund Schedule of Open Written Option Contracts
June 30, 2012

WRITTEN CALL OPTION CONTRACTS	Contracts	Value of Options	Premiums Received
Nasdaq 100 Index Option,
09/22/2012 at $1,800	2,000	$162,692,000	$147,597,351
Russell 2000 Index Option,
09/22/2012 at $620	8,000	143,592,000	118,389,404
S&P 500 Index Option,
07/21/2012 at $950	6,500	267,280,000	238,541,391
S&P 500 Index Option,
07/21/2012 at $980	20,000	762,400,000	673,973,510
Total Written Option Contracts		$1,335,964,000	$1,178,501,656

See accompanying notes to financial statements.

25

Hussman Strategic Total Return Fund Schedule of Investments
June 30, 2012

COMMON STOCKS — 15.1%	Shares	Value
Energy — 0.7%
Oil, Gas & Consumable Fuels — 0.7%
NuStar Energy L.P.	89,000	$4,796,210
ONEOK Partners L.P.	144,000	7,740,000
Williams Partners L.P.	85,000	4,440,400
		16,976,610
Materials — 13.5%
Metals & Mining — 13.5%
Agnico-Eagle Mines Ltd.	1,170,000	47,338,200
AngloGold Ashanti Ltd. - ADR	1,250,000	42,925,000
Barrick Gold Corp.	2,100,000	78,897,000
Compañía de Minas Buenaventura S.A. - ADR	450,000	17,091,000
Goldcorp, Inc.	1,030,000	38,707,400
Gold Fields Ltd.	1,500,000	19,215,000
Harmony Gold Mining Co. Ltd. - ADR	1,000,000	9,400,000
Newmont Mining Corp.	1,570,000	76,160,700
Randgold Resources Ltd. - ADR	275,000	24,752,750
Stillwater Mining Co. (a)	10,000	85,400
		354,572,450
Utilities — 0.9%
Electric Utilities — 0.4%
American Electric Power Co., Inc.	1,000	39,900
Duke Energy Corp.	1,000	23,060
Edison International	1,000	46,200
Entergy Corp.	14,000	950,460
Exelon Corp.	1,000	37,620
FirstEnergy Corp.	83,000	4,082,770
NextEra Energy, Inc.	1,000	68,810
Pepco Holdings, Inc.	55,000	1,076,350
Pinnacle West Capital Corp.	23,000	1,190,020
PPL Corp.	1,000	27,810
UNS Energy Corp.	56,000	2,150,960
		9,693,960
Multi-Utilities — 0.5%
Ameren Corp.	1,000	33,540
Dominion Resources, Inc.	16,000	864,000
DTE Energy Co.	67,000	3,975,110
Public Service Enterprise Group, Inc.	250,000	8,125,000
SCANA Corp.	37,000	1,770,080
		14,767,730

Total Common Stocks (Cost $399,319,044)		$396,010,750

26

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2012

U.S. TREASURY OBLIGATIONS — 53.7%	Par Value	Value
U.S. Treasury Bills (b) — 19.1%
0.125%, due 11/29/2012	$500,000,000	$499,734,500

U.S. Treasury Inflation-Protected Notes — 1.8%
2.00%, due 07/15/2014	30,512,750	32,350,655
2.50%, due 01/15/2029	10,715,500	14,897,053
		47,247,708
U.S. Treasury Notes — 32.8%
0.75%, due 06/15/2014	300,000,000	302,531,400
2.25%, due 03/31/2016	200,000,000	212,718,800
2.00%, due 04/30/2016	150,000,000	158,226,600
1.75%, due 05/31/2016	100,000,000	104,578,100
3.00%, due 08/31/2016	75,000,000	82,371,075
		860,425,975

Total U.S. Treasury Obligations (Cost $1,369,319,683)		$1,407,408,183

EXCHANGE-TRADED FUNDS — 1.5%	Shares	Value
CurrencyShares British Pound Sterling Trust (a) (c)	100,000	$15,514,000
CurrencyShares Swiss Franc Trust (a) (c)	125,000	12,978,750
SPDR DB International Government Inflation-Protected Bond ETF	160,000	9,420,800
Total Exchange-Traded Funds (Cost $35,949,165)		$37,913,550

Total Investments at Value — 70.3% (Cost $1,804,587,892)		$1,841,332,483

27

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2012

MONEY MARKET FUNDS — 29.7%	Shares	Value
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.00% (d)	232,800,521	$232,800,521
First American Treasury Obligations Fund - Class Y, 0.00% (d)	545,702,082	545,702,082
Total Money Market Funds (Cost $778,502,603)		$778,502,603

Total Investments and Money Market Funds at Value — 100.0% (Cost $2,583,090,495)		$2,619,835,086

Other Assets in Excess of Liabilities — 0.0%		1,229,761

Net Assets — 100.0%		$2,621,064,847

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Rate shown is the annualized yield at time of purchase, not a coupon rate.

(c)	For federal income tax purposes, structured as a grantor trust.

(d)	Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2012.

See accompanying notes to financial statements.

28

Hussman Strategic International Fund Schedule of Investments
June 30, 2012

COMMON STOCKS — 60.0%	Shares	Value
Argentina — 0.4%
Telecom Argentina S.A. - ADR	28,000	$330,680

Australia — 1.4%
Cochlear Ltd. (a)	3,000	203,737
Telstra Corp. Ltd. - ADR	54,000	1,017,900
		1,221,637
Belgium — 0.3%
Mobistar S.A.	8,000	273,771

Brazil — 0.6%
Telefônica Brasil S.A. - ADR	23,000	569,020

Canada — 0.9%
Alimentation Couche-Tard, Inc. - Class B	5,000	218,352
Tim Hortons, Inc. - ADR	10,000	526,400
		744,752
Chile — 0.2%
Embotelladora Andina S.A. - Class B - ADR	200	6,460
Enersis S.A. - ADR	8,000	149,600
		156,060
China — 1.5%
Mindray Medical International Ltd. - ADR	22,500	681,525
NetEase.com, Inc. - ADR (b)	8,000	470,800
Yue Yuen Industrial (Holdings) Ltd. - ADR	12,000	188,520
		1,340,845
Denmark — 2.4%
H. Lundbeck A/S (a)	45,000	929,838
Novo Nordisk A/S - ADR	3,000	436,020
William Demant Holding A/S (a) (b)	8,000	719,118
		2,084,976
Finland — 1.2%
Elisa Oyj (a)	20,000	402,771
Tieto Oyj (a)	40,000	639,239
		1,042,010
France — 7.2%
Alten (a)	12,000	333,374
Casino Guichard-Perrachon S.A. (a)	7,750	681,259
Cegid Group (a)	10,000	190,076
Christian Dior S.A. (a)	4,000	550,144

29

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2012

COMMON STOCKS — 60.0% (Continued)	Shares	Value
France — 7.2% (Continued)
Danone S.A. (a)	13,000	$807,959
Fromageries Bel S.A.	90	20,559
Iliad S.A. (a)	5,500	796,478
Infotel S.A. (a)	3,066	225,260
L'Oréal S.A. (a)	3,600	421,247
Metropole Television S.A. (a)	17,500	230,110
Norbert Dentressangle S.A. (a)	8,000	507,587
Sanofi-Aventis - ADR	27,100	1,023,838
Total S.A. - ADR	12,500	561,875
		6,349,766
Germany — 3.2%
Axel Springer AG (a)	6,000	257,801
CENTROTEC Sustainable AG (a)	10,000	164,778
Deutsche Telekom AG (a)	60,000	657,609
SAP AG - ADR	16,300	967,568
United Internet AG (a)	45,000	773,649
		2,821,405
India — 0.5%
Wipro Ltd. - ADR	50,000	459,000

Italy — 1.7%
Enel S.P.A. (a)	125,000	403,634
Eni S.P.A. - ADR	10,000	425,200
Luxottica Group S.P.A. (a)	10,000	349,206
Recordati S.P.A. (a)	40,000	285,386
		1,463,426
Japan — 10.4%
ABC-MART, Inc. (a)	13,000	486,403
AEON Co. Ltd. (a)	40,000	498,523
Central Japan Railway Co. (a)	35	275,655
DeNA Co. Ltd. (a)	12,000	315,858
Don Quijote Co. Ltd. (a)	20,000	688,804
KDDI Corp. (a)	95	612,837
Komeri Co. Ltd. (a)	20,000	525,129
K's Holdings Corp. (a)	14,000	409,217
Mochida Pharmaceutical Co. Ltd. (a)	50,000	575,922
NAFCO Co. Ltd. (a)	1,700	29,671
Nippon Telegraph and Telephone Corp. - ADR	20,000	462,800
Nitori Holdings Co. Ltd. (a)	2,000	189,118
Nomura Research Institute Ltd. (a)	20,000	440,111

30

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2012

COMMON STOCKS — 60.0% (Continued)	Shares	Value
Japan — 10.4% (Continued)
Ryohin Keikaku Co. Ltd. (a)	13,000	$706,662
Sundrug Co. Ltd. (a)	25,000	814,045
Takeda Pharmaceutical Co. Ltd. (a)	10,500	476,720
Trend Micro, Inc. (a)	15,000	441,905
United Arrows Ltd. (a)	25,000	625,012
Yamada Denki Co. Ltd. (a)	10,000	511,984
		9,086,376
Mexico — 1.1%
América Móvil S.A.B. de C.V. - Series A - ADR	24,700	644,176
Gruma S.A.B. de C.V. - ADR (b)	32,400	320,112
		964,288
Netherlands — 2.3%
ASML Holding N.V.	12,000	617,040
Royal Dutch Shell plc - Class A - ADR	8,000	539,440
Unilever N.V. - ADR	27,000	900,450
		2,056,930
New Zealand — 1.2%
Chorus Ltd. (b)	16,000	199,838
Telecom Corp. of New Zealand Ltd. - ADR	92,500	872,275
		1,072,113
Norway — 1.7%
Tomra Systems ASA (a)	95,000	807,770
Yara International ASA (a)	15,000	656,353
		1,464,123
Spain — 1.7%
Abengoa S.A. (a)	25,000	331,316
Industria de Diseño Textil S.A. (Inditex) (a)	5,000	516,860
Red Electrica Corp. S.A. (a)	15,000	654,725
		1,502,901
Sweden — 3.1%
Alfa Laval AB (a)	25,000	428,349
Axfood AB (a)	13,000	413,399
Clas Ohlson AB - B Shares (a)	55,000	767,235
Hennes & Mauritz AB - B Shares (a)	14,100	506,081
NIBE Industrier AB - B Shares (a)	30,000	410,301
Securitas AB - B Shares (a)	25,000	194,382
		2,719,747
Switzerland — 2.9%
Nestlé S.A. - ADR	8,800	525,712
Novartis AG - ADR	14,000	782,600

31

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2012

COMMON STOCKS — 60.0% (Continued)	Shares	Value
Switzerland — 2.9% (Continued)
Roche Holding Ltd. - ADR	19,000	$821,180
SGS S.A. (a)	100	187,513
Swisscom AG - ADR	6,000	240,360
		2,557,365
Taiwan — 1.1%
Advanced Semiconductor Engineering, Inc. - ADR	50,000	203,500
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	55,000	767,800
		971,300
United Kingdom — 13.0%
AstraZeneca plc - ADR	16,000	716,000
BHP Billiton plc - ADR	13,000	743,470
BT Group plc - ADR	10,000	331,800
Dairy Crest Group plc (a)	70,000	362,584
Ensco plc - Class A	2,500	117,425
GlaxoSmithKline plc - ADR	19,500	888,615
Greggs plc (a)	90,000	710,930
Interserve plc (a)	64,000	313,474
Marks & Spencer Group plc (a)	40,000	203,972
Mitie Group plc (a)	175,000	713,629
N Brown Group plc (a)	50,000	191,842
National Grid plc - ADR	13,000	688,870
Next plc (a)	15,000	753,133
PayPoint plc	335	3,693
Reckitt Benckiser Group plc - ADR	75,000	789,750
Sage Group plc (The) (a)	150,000	652,799
Scottish and Southern Energy plc (a)	35,000	763,493
Smith & Nephew plc - ADR	12,500	624,875
Ted Baker plc	7,500	105,826
Vodafone Group plc - ADR	19,000	535,420
William Morrison Supermarkets plc (a)	160,000	667,601
WS Atkins plc (a)	45,000	486,137
		11,365,338

Total Common Stocks (Cost $53,228,430)		$52,617,829

32

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2012

EXCHANGE-TRADED FUNDS — 6.3%	Shares	Value
iShares MSCI Belgium Index Fund	100,000	$1,152,000
iShares MSCI Germany Index Fund	53,500	1,059,300
iShares MSCI Sweden Index Fund	43,000	1,107,250
iShares MSCI Switzerland Index Fund	48,000	1,099,680
iShares MSCI United Kingdom Index Fund	65,000	1,058,850
Total Exchange-Traded Funds (Cost $5,542,637)		$5,477,080

PUT OPTION CONTRACTS — 0.1%	Contracts	Value
S&P 500 Index Option, 09/22/2012 at $1,150 (Cost $283,699)	150	$110,400

Total Investments at Value — 66.4% (Cost $59,054,766)		$58,205,309

MONEY MARKET FUNDS — 28.8%	Shares	Value
Northern Institutional Treasury Portfolio, 0.02% (c) (Cost $25,292,425)	25,292,425	$25,292,425

Total Investments and Money Market Funds at Value — 95.2% (Cost $84,347,191)		$83,497,734

Written Call Options — (3.6%)		(3,194,850)

Other Assets in Excess of Liabilities — 8.4%		7,416,844

Net Assets — 100.0%		$87,719,728

ADR - American Depositary Receipt.

(a)	Fair value priced (Note 1). Fair valued securities totaled $30,847,714 at June 30, 2012, representing 35.2% of net assets.

(b)	Non-income producing security.

(c)	Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2012.

See accompanying notes to financial statements.

33

Hussman Strategic International Fund Summary of Common Stocks by Sector and Industry
June 30, 2012

Sector	Industry	% of Net Assets
Consumer Discretionary — 10.6%
	Hotels, Restaurants & Leisure	0.6%
	Internet & Catalog Retail	0.2%
	Media	0.6%
	Multi-line Retail	2.9%
	Specialty Retail	5.2%
	Textiles, Apparel & Luxury Goods	1.1%
Consumer Staples — 9.4%
	Beverages	0.0%
	Food & Staples Retailing	3.8%
	Food Products	4.2%
	Household Products	0.9%
	Personal Products	0.5%
Energy — 1.8%
	Energy Equipment & Services	0.1%
	Oil, Gas & Consumable Fuels	1.7%
Health Care — 10.4%
	Health Care Equipment & Supplies	2.5%
	Pharmaceuticals	7.9%
Industrials — 5.6%
	Air Freight & Logistics	0.6%
	Building Products	0.7%
	Commercial Services & Supplies	2.0%
	Construction & Engineering	0.7%
	Machinery	0.5%
	Professional Services	0.8%
	Road & Rail	0.3%
Information Technology — 8.5%
	Internet Software & Services	1.8%
	IT Services	1.6%
	Semiconductors & Semiconductor Equipment	1.8%
	Software	3.3%
Materials — 1.6%
	Chemicals	0.8%
	Metals & Mining	0.8%
Telecommunication Services — 9.1%
	Diversified Telecommunication Services	6.7%
	Wireless Telecommunication Services	2.4%
Utilities — 3.0%
	Electric Utilities	2.2%
	Multi-Utilities	0.8%
		60.0%

See accompanying notes to financial statements.

34

Hussman Strategic International Fund Schedule of Futures Contracts
June 30, 2012

FUTURES CONTRACTS	Expiration Date	Contracts	Aggregate Market Value of Contracts	Unrealized Depreciation
Dollar Index Future	09/17/2012	150	$12,268,500	$(146,515)

See accompanying notes to financial statements.

35

Hussman Strategic International Fund Schedule of Open Written Option Contracts
June 30, 2012

WRITTEN CALL OPTION CONTRACTS	Contracts	Value of Options	Premiums Received
S&P 500 Index Option,
09/22/2012 at $1,150	150	$3,194,850	$2,684,801

See accompanying notes to financial statements.

Hussman Strategic International Fund Schedule of Futures Contracts Sold Short
June 30, 2012

FUTURES CONTRACTS SOLD SHORT	Expiration Date	Contracts	Aggregate Market Value of Contracts	Unrealized Depreciation
Euro STOXX 50 Index Future	09/21/2012	750	$21,518,066	$(1,392,625)
FTSE 100 Index Future	09/21/2012	150	13,024,431	(352,409)
Total Futures Contracts Sold Short			$34,542,497	$(1,745,034)

See accompanying notes to financial statements.

36

Hussman Strategic Dividend Value Fund Schedule of Investments
June 30, 2012

COMMON STOCKS — 60.1%	Shares	Value
Consumer Discretionary — 10.7%
Diversified Consumer Services — 1.7%
H&R Block, Inc.	2,000	$31,960
Strayer Education, Inc.	500	54,510
		86,470
Hotels, Restaurants & Leisure — 2.3%
Carnival Corp.	1,000	34,270
Darden Restaurants, Inc.	750	37,972
McDonald's Corp.	500	44,265
		116,507
Internet & Catalog Retail — 0.9%
Nutrisystem, Inc.	4,000	46,240

Leisure Equipment & Products — 1.2%
Hasbro, Inc.	1,750	59,273

Media — 1.0%
Meredith Corp.	1,500	47,910

Multiline Retail — 1.6%
Kohl's Corp.	1,000	45,490
Target Corp.	600	34,914
		80,404
Specialty Retail — 2.0%
Best Buy Co., Inc.	1,500	31,440
RadioShack Corp.	3,500	13,440
Staples, Inc.	4,000	52,200
		97,080
Consumer Staples — 15.4%
Beverages — 2.2%
Coca-Cola Co. (The)	750	58,642
PepsiCo, Inc.	750	52,995
		111,637
Food & Staples Retailing — 5.1%
Kroger Co. (The)	1,500	34,785
Safeway, Inc.	3,000	54,450
SUPERVALU, INC.	4,000	20,720
Sysco Corp.	1,000	29,810
Walgreen Co.	1,500	44,370
Wal-Mart Stores, Inc.	1,000	69,720
		253,855

37

Hussman Strategic Dividend Value Fund Schedule of Investments (continued)
June 30, 2012

COMMON STOCKS — 60.1% (Continued)	Shares	Value
Consumer Staples — 15.4% (Continued)
Food Products — 4.0%
Campbell Soup Co.	2,000	$66,760
ConAgra Foods, Inc.	1,000	25,930
General Mills, Inc.	750	28,905
H.J. Heinz Co.	500	27,190
Kellogg Co.	1,000	49,330
		198,115
Household Products — 3.5%
Clorox Co. (The)	500	36,230
Colgate-Palmolive Co.	500	52,050
Kimberly-Clark Corp.	500	41,885
Procter & Gamble Co. (The)	750	45,938
		176,103
Personal Products — 0.6%
Avon Products, Inc.	2,000	32,420

Energy — 5.9%
Oil, Gas & Consumable Fuels — 5.9%
BP plc - ADR	1,400	56,756
Chevron Corp.	500	52,750
ConocoPhillips	750	41,910
Exxon Mobil Corp.	500	42,785
Marathon Oil Corp.	1,000	25,570
Murphy Oil Corp.	1,200	60,348
Phillips 66	375	12,465
		292,584
Financials — 1.1%
Diversified Financial Services — 1.1%
CME Group, Inc.	200	53,622

Health Care — 13.5%
Biotechnology — 0.7%
Amgen, Inc.	500	36,520

Health Care Equipment & Supplies — 4.2%
Baxter International, Inc.	1,000	53,150
Becton, Dickinson and Co.	750	56,063
Medtronic, Inc.	1,200	46,476
St. Jude Medical, Inc.	1,400	55,874
		211,563

38

Hussman Strategic Dividend Value Fund Schedule of Investments (continued)
June 30, 2012

COMMON STOCKS — 60.1% (Continued)	Shares	Value
Health Care — 13.5% (Continued)
Health Care Providers & Services — 1.4%
Lincare Holdings, Inc.	2,000	$68,040

Pharmaceuticals — 7.2%
Abbott Laboratories	1,000	64,470
AstraZeneca plc - ADR	1,000	44,750
Eli Lilly & Co.	1,000	42,910
Johnson & Johnson	1,000	67,560
Merck & Co., Inc.	1,500	62,625
Novartis AG - ADR	1,000	55,900
Pfizer, Inc.	1,000	23,000
		361,215
Industrials — 2.4%
Electrical Equipment — 1.0%
Emerson Electric Co.	1,000	46,580

Industrial Conglomerates — 0.9%
3M Co.	500	44,800

Machinery — 0.5%
Illinois Tool Works, Inc.	500	26,445

Information Technology — 9.1%
Communications Equipment — 0.9%
Comtech Telecommunications Corp.	1,500	42,870

Electronic Equipment & Instruments — 0.7%
Molex, Inc.	1,500	35,910

Semiconductors & Semiconductor Equipment — 6.6%
Analog Devices, Inc.	1,000	37,670
Applied Materials, Inc.	2,500	28,650
Intel Corp.	2,500	66,625
Linear Technology Corp.	1,500	46,995
Maxim Integrated Products, Inc.	2,000	51,280
Microchip Technology, Inc.	1,500	49,620
Xilinx, Inc.	1,500	50,355
		331,195
Software — 0.9%
Microsoft Corp.	1,500	45,885

39

Hussman Strategic Dividend Value Fund Schedule of Investments (continued)
June 30, 2012

COMMON STOCKS — 60.1% (Continued)	Shares	Value
Materials — 2.0%
Chemicals — 0.8%
Scotts Miracle-Gro Co. (The) - Class A	1,000	$41,120

Metals & Mining — 1.2%
Newmont Mining Corp.	1,200	58,212

Total Common Stocks (Cost $3,032,937)		$3,002,575

PUT OPTION CONTRACTS — 0.4%	Contracts	Value
S&P 500 Index Option, 09/22/2012 at $1,280 (Cost $47,613)	10	$22,130

Total Investments at Value — 60.5% (Cost $3,080,550)		$3,024,705

MONEY MARKET FUNDS — 33.8%	Shares	Value
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.00% (a)	489,806	$489,806
First American Treasury Obligations Fund - Class Y, 0.00% (a)	1,197,050	1,197,050
Total Money Market Funds (Cost $1,686,856)		$1,686,856

Total Investments and Money Market Funds at Value — 94.3% (Cost $4,767,406)		$4,711,561

Written Call Options — (2.0%)		(97,770)

Other Assets in Excess of Liabilities — 7.7%		384,403

Net Assets — 100.0%		$4,998,194

ADR - American Depositary Receipt.

(a) Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2012.

See accompanying notes to financial statements.

40

Hussman Strategic Dividend Value Fund Schedule of Open Written Option Contracts
June 30, 2012

WRITTEN CALL OPTION CONTRACTS	Contracts	Value of Options	Premiums Received
S&P 500 Index Option,
09/22/2012 at $1,280	10	$97,770	$75,987

See accompanying notes to financial statements.

41

Hussman Investment Trust Statements of Assets and Liabilities
June 30, 2012

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
ASSETS
Investments in securities:
At acquisition cost	$4,542,794,479	$1,804,587,892
At value (Note 1)	$4,961,607,440	$1,841,332,483
Investments in money market funds	1,471,620,274	778,502,603
Cash	500,000	—
Dividends and interest receivable	3,593,064	3,098,874
Receivable for investment securities sold	68,864,901	—
Receivable for capital shares sold	2,784,775	2,765,304
Other assets	96,676	92,738
Total Assets	6,509,067,130	2,625,792,002

LIABILITIES
Dividends payable	—	631,631
Written call options, at value (Notes 1 and 4) (premiums received $1,178,501,656)	1,335,964,000	—
Payable for investment securities purchased	226,477,004	—
Payable for capital shares redeemed	5,099,811	2,580,004
Accrued investment advisory fees (Note 3)	3,788,332	1,009,314
Payable to administrator (Note 3)	413,700	194,450
Payable to Trustees	28,500	28,500
Other accrued expenses	487,300	283,256
Total Liabilities	1,572,258,647	4,727,155
NET ASSETS	$4,936,808,483	$2,621,064,847

Net assets consist of:
Paid-in capital	$6,259,110,835	$2,549,768,566
Undistributed/(Distributions in excess of) net investment income	19,930,127	(530,673)
Accumulated undistributed net realized gains (losses) from security transactions and option contracts	(1,603,583,096)	35,082,363
Net unrealized appreciation on investments and option contracts	261,350,617	36,744,591
NET ASSETS	$4,936,808,483	$2,621,064,847

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	429,808,451	211,800,195
Net asset value, offering price and redemption price per share(a) (Note 1)	$11.49	$12.38

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.

See accompanying notes to financial statements.

42

Hussman Investment Trust Statements of Assets and Liabilities (continued)
June 30, 2012

	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
ASSETS
Investments in securities:
At acquisition cost	$59,054,766	$3,080,550
At value (Note 1)	$58,205,309	$3,024,705
Investments in money market funds	25,292,425	1,686,856
Cash denominated in foreign currency (Cost $41,430) (Note 1)	41,358	—
Dividends receivable	243,232	4,412
Receivable for capital shares sold	320,516	361,200
Receivable from Adviser (Note 3)	—	24,827
Net unrealized appreciation on forward currency exchange contracts (Note 6)	70	—
Variation margin receivable (Notes 1 and 4)	4,643,610	—
Margin deposits for futures contracts (Cost $4,777,912) (Notes 1 and 4)	4,831,520	—
Other assets	32,200	40,885
Total Assets	93,610,240	5,142,885
LIABILITIES
Dividends payable	—	310
Written call options, at value (Notes 1 and 4) (premiums received $2,684,801 and $75,987, respectively)	3,194,850	97,770
Payable for capital shares redeemed	988,486	11
Accrued investment advisory fees (Note 3)	72,072	—
Payable to administrator (Note 3)	10,985	3,400
Payable to Trustees	28,500	28,500
Variation margin payable (Notes 1 and 4)	1,525,657	—
Other accrued expenses	69,962	14,700
Total Liabilities	5,890,512	144,691
NET ASSETS	$87,719,728	$4,998,194
Net assets consist of:
Paid-in capital	$92,900,056	$5,031,279
Undistributed/(Distributions in excess of) net investment income	(220,459)	3
Accumulated undistributed net realized gains (losses) from security transactions and option and futures contracts	(1,785,750)	44,540
Net unrealized appreciation (depreciation) on:
Investment securities	(676,158)	(30,362)
Option contracts	(683,348)	(47,266)
Futures contracts	(1,891,549)	—
Translation of assets and liabilities in foreign currencies	76,936	—
NET ASSETS	$87,719,728	$4,998,194
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	9,060,910	503,687
Net asset value, offering price and redemption price per share (a) (Note 1)	$9.68	$9.92

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.

See accompanying notes to financial statements.

43

Hussman Investment Trust Statements of Operations
For the Year Ended June 30, 2012

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
INVESTMENT INCOME
Dividends	$94,937,609	$7,944,124
Foreign withholding taxes on dividends	(403,809)	(295,799)
Interest	—	23,811,947
Total Income	94,533,800	31,460,272

EXPENSES
Investment advisory fees (Note 3)	49,654,968	12,298,524
Transfer agent, account maintenance and shareholder services fees (Note 3)	4,457,945	1,806,221
Administration fees (Note 3)	2,263,885	1,381,182
Custodian and bank service fees	402,487	179,320
Fund accounting fees (Note 3)	332,466	187,217
Postage and supplies	230,424	118,662
Registration and filing fees	135,659	200,274
Trustees’ fees and expenses	89,080	89,080
Professional fees	112,699	74,969
Printing of shareholder reports	114,092	58,952
Compliance service fees (Note 3)	87,713	44,248
Insurance expense	81,061	35,164
Other expenses	33,160	26,723
Total Expenses	57,995,639	16,500,536
NET INVESTMENT INCOME	36,538,161	14,959,736

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION CONTRACTS (Note 4)
Net realized gains (losses) from:
Security transactions	563,424,602	57,669,581
Option contracts	(543,293,601)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(394,867,285)	22,231,505
Option contracts	(6,376,918)	—

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION CONTRACTS	(381,113,202)	79,901,086
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(344,575,041)	$94,860,822

See accompanying notes to financial statements.

44

Hussman Investment Trust Statements of Operations (continued)
For the Year Ended June 30, 2012(a)

	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
INVESTMENT INCOME
Dividend income	$1,949,747	$39,647
Foreign withholding taxes on dividends	(172,977)	(372)
Total Income	1,776,770	39,275
EXPENSES
Investment advisory fees (Note 3)	986,175 (b)	17,297
Professional fees	117,069	17,937
Trustees' fees and expenses	89,080	45,252
Registration and filing fees	89,531	11,037
Administration fees (Note 3)	61,187	4,828
Custodian fees	51,510	2,980
Transfer agent, account maintenance and shareholder services fees (Note 3)	48,601	3,665
Fund accounting fees (Note 3)	44,212	6,123
Pricing fees	28,877	430
Printing of shareholder reports	20,596	8,356
Postage and supplies	9,370	1,857
Compliance service fees (Note 3)	6,013	1,901
Insurance expense	1,295	—
Other expenses	27,869	1,037
Total Expenses	1,581,385	122,700
Less fee reductions by the Adviser (Note 3)	—	(101,079)
Net Expenses	1,581,385	21,621
NET INVESTMENT INCOME	195,385	17,654
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION AND FUTURES CONTRACTS (Note 4)
Net realized gains (losses) from:
Security transactions	(950,813)	20,145
Option contracts	(2,314,920)	24,395
Futures contracts	3,269,020	—
Foreign currency transactions	(842,231)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(2,906,677)	(30,362)
Option contracts	(433,138)	(47,266)
Futures contracts	(1,347,693)	—
Foreign currency translation	(4,152)	—
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND OPTION AND FUTURES CONTRACTS	(5,530,604)	(33,088)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,335,219)	$(15,434)

(a)	Except for Hussman Strategic Dividend Value Fund which represents the period from the commencement of operations (February 6, 2012) through June 30, 2012.

(b)	Includes $167,834 of prior years’ investment advisory fee reductions recouped by the Adviser (Note 3).

See accompanying notes to financial statements.

45

Hussman Strategic Growth Fund Statements of Changes in Net Assets

	Year Ended June 30, 2012	Year Ended June 30, 2011
FROM OPERATIONS
Net investment income	$36,538,161	$23,894,935
Net realized gains (losses) from:
Security transactions	563,424,602	1,023,661,028
Option contracts	(543,293,601)	(2,038,117,631)
Net change in unrealized appreciation (depreciation) on:
Investments	(394,867,285)	789,181,664
Option contracts	(6,376,918)	(392,897,290)
Net decrease in net assets resulting from operations	(344,575,041)	(594,277,294)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(28,671,281)	(14,114,668)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,927,540,093	2,590,660,391
Net asset value of shares issued in reinvestment of distributions to shareholders	18,603,304	10,023,895
Proceeds from redemption fees collected (Note 1)	585,804	546,677
Payments for shares redeemed	(2,280,740,502)	(2,534,114,790)
Net increase (decrease) in net assets from capital share transactions	(334,011,301)	67,116,173

TOTAL DECREASE IN NET ASSETS	(707,257,623)	(541,275,789)

NET ASSETS
Beginning of year	5,644,066,106	6,185,341,895
End of year	$4,936,808,483	$5,644,066,106

UNDISTRIBUTED NET INVESTMENT INCOME	$19,930,127	$11,944,209

CAPITAL SHARE ACTIVITY
Shares sold	156,657,290	203,808,819
Shares reinvested	1,496,645	815,614
Shares redeemed	(187,989,838)	(204,778,368)
Net decrease in shares outstanding	(29,835,903)	(153,935)
Shares outstanding at beginning of year	459,644,354	459,798,289
Shares outstanding at end of year	429,808,451	459,644,354

See accompanying notes to financial statements.

46

Hussman Strategic Total Return Fund Statements of Changes in Net Assets

	Year Ended June 30, 2012	Year Ended June 30, 2011
FROM OPERATIONS
Net investment income	$14,959,736	$14,156,089
Net realized gains from security transactions	57,669,581	103,765,444
Net change in unrealized appreciation (depreciation) on investments	22,231,505	(43,492,926)
Net increase in net assets resulting from operations	94,860,822	74,428,607

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(15,398,805)	(22,867,054)
From net realized gains	(52,505,352)	(102,020,396)
Decrease in net assets from distributions to shareholders	(67,904,157)	(124,887,450)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,201,863,512	1,314,006,299
Net asset value of shares issued in reinvestment of distributions to shareholders	57,836,822	107,590,729
Proceeds from redemption fees collected (Note 1)	341,140	318,293
Payments for shares redeemed	(1,005,222,085)	(917,152,925)
Net increase in net assets from capital share transactions	254,819,389	504,762,396

TOTAL INCREASE IN NET ASSETS	281,776,054	454,303,553

NET ASSETS
Beginning of year	2,339,288,793	1,884,985,240
End of year	$2,621,064,847	$2,339,288,793

UNDISTRIBUTED/(DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(530,673)	$605,424

CAPITAL SHARE ACTIVITY
Shares sold	96,216,875	105,936,628
Shares reinvested	4,664,381	8,766,346
Shares redeemed	(81,041,045)	(74,680,643)
Net increase in shares outstanding	19,840,211	40,022,331
Shares outstanding at beginning of year	191,959,984	151,937,653
Shares outstanding at end of year	211,800,195	191,959,984

See accompanying notes to financial statements.

47

Hussman Strategic International Fund Statements of Changes in Net Assets

	Year Ended June 30, 2012	Year Ended June 30, 2011
FROM OPERATIONS
Net investment income	$195,385	$250,889
Net realized gains (losses) from:
Security transactions	(950,813)	917,714
Option contracts	(2,314,920)	(908,388)
Futures contracts	3,269,020	(270,219)
Foreign currency transactions	(842,231)	187,065
Net change in unrealized appreciation (depreciation) on:
Investments	(2,906,677)	2,530,712
Option contracts	(433,138)	(386,308)
Futures contracts	(1,347,693)	(602,079)
Foreign currency translation	(4,152)	81,569
Net increase (decrease) in net assets resulting from operations	(5,335,219)	1,800,955

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(438,439)	—
From net realized gains	(1,355,395)	(386,352)
Decrease in net assets from distributions to shareholders	(1,793,834)	(386,352)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	56,582,390	58,482,638
Net asset value of shares issued in reinvestment of distributions to shareholders	1,685,742	362,653
Proceeds from redemption fees collected (Note 1)	5,622	2,996
Payments for shares redeemed	(28,650,569)	(3,838,932)
Net increase in net assets from capital share transactions	29,623,185	55,009,355

TOTAL INCREASE IN NET ASSETS	22,494,132	56,423,958

NET ASSETS
Beginning of year	65,225,596	8,801,638
End of year	$87,719,728	$65,225,596

UNDISTRIBUTED/(DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(220,459)	$250,889

CAPITAL SHARE ACTIVITY
Shares sold	5,595,732	5,650,037
Shares reinvested	169,005	35,346
Shares redeemed	(2,891,455)	(371,106)
Net increase in shares outstanding	2,873,282	5,314,277
Shares outstanding at beginning of year	6,187,628	873,351
Shares outstanding at end of year	9,060,910	6,187,628

See accompanying notes to financial statements.

48

Hussman Strategic Dividend Value Fund Statement of Changes in Net Assets

Period Ended June 30, 2012(a)
FROM OPERATIONS
Net investment income	$17,654
Net realized gains from:
Security transactions	20,145
Option contracts	24,395
Net change in unrealized appreciation (depreciation) on:
Investments	(30,362)
Option contracts	(47,266)
Net decrease in net assets resulting from operations	(15,434)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(17,651)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,187,616
Net asset value of shares issued in reinvestment of distributions to shareholders	17,013
Proceeds from redemption fees collected (Note 1)	159
Payments for shares redeemed	(173,509)
Net increase in net assets from capital share transactions	5,031,279

TOTAL INCREASE IN NET ASSETS	4,998,194

NET ASSETS
Beginning of period	—
End of period	$4,998,194

UNDISTRIBUTED NET INVESTMENT INCOME	$3

CAPITAL SHARE ACTIVITY
Shares sold	519,665
Shares reinvested	1,712
Shares redeemed	(17,690)
Net increase in shares outstanding	503,687
Shares outstanding at beginning of period	—
Shares outstanding at end of period	503,687

(a)	Represents the period from the commencement of operations (February 6, 2012) through June 30, 2012.

See accompanying notes to financial statements.

49

Hussman Strategic Growth Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010		Year Ended June 30, 2009	Year Ended June 30, 2008
Net asset value at beginning of year	$12.28	$13.45	$12.99		$15.73	$15.85

Income (loss) from investment operations:
Net investment income	0.08	0.05	0.00	(a)	0.03	0.04
Net realized and unrealized gains (losses) on investments and option contracts	(0.81)	(1.19)	0.48		(0.88)	0.55
Total from investment operations	(0.73)	(1.14)	0.48		(0.85)	0.59

Less distributions:
Dividends from net investment income	(0.06)	(0.03)	(0.02)		(0.03)	(0.09)
Distributions from net realized gains	—	—	—		(1.87)	(0.63)
Total distributions	(0.06)	(0.03)	(0.02)		(1.90)	(0.72)

Proceeds from redemption fees collected (Note 1)	0.00 (a)	0.00 (a)	0.00	(a)	0.01	0.01

Net asset value at end of year	$11.49	$12.28	$13.45		$12.99	$15.73

Total return (b)	(5.97% )	(8.49% )	3.68%		(4.35% )	3.84%

Net assets at end of year (000’s)	$4,936,808	$5,644,066	$6,185,342		$4,975,812	$3,275,008

Ratio of expenses to average net assets	1.05%	1.03%	1.05%		1.09%	1.11%

Ratio of net investment income to average net assets	0.66%	0.39%	0.04%		0.28%	0.28%

Portfolio turnover rate	72%	67%	111%		69%	150%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

50

Hussman Strategic Total Return Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Net asset value at beginning of year	$12.19	$12.41	$11.87	$11.99	$10.92

Income from investment operations:
Net investment income	0.07	0.07	0.18	0.05	0.24
Net realized and unrealized gains on investments and foreign currencies	0.43	0.37	0.69	0.35	1.59
Total from investment operations	0.50	0.44	0.87	0.40	1.83

Less distributions:
Dividends from net investment income	(0.07)	(0.12)	(0.16)	(0.01)	(0.23)
Distributions from net realized gains	(0.24)	(0.54)	(0.17)	(0.53)	(0.54)
Total distributions	(0.31)	(0.66)	(0.33)	(0.54)	(0.77)

Proceeds from redemption fees collected (Note 1)	0.00 (a)	0.00 (a)	0.00 (a)	0.02	0.01

Net asset value at end of year	$12.38	$12.19	$12.41	$11.87	$11.99

Total return (b)	4.14%	3.53%	7.44%	3.94%	17.23%

Net assets at end of year (000’s)	$2,621,065	$2,339,289	$1,884,985	$1,023,591	$330,965

Ratio of expenses to average net assets	0.63%	0.64%	0.67%	0.75%	0.90%

Ratio of net investment income to average net assets	0.57%	0.61%	1.59%	0.26%	2.05%

Portfolio turnover rate	78%	254%	69%	36%	212%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

51

Hussman Strategic International Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Year Ended June 30, 2012	Year Ended June 30, 2011	Period Ended June 30, 2010(a)
Net asset value at beginning of period	$10.54	$10.08	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.00 (b)	0.04	(0.03)
Net realized and unrealized gains (losses) on investments and option and futures contracts	(0.65)	0.54	0.11
Total from investment operations	(0.65)	0.58	0.08

Less distributions:
Dividends from net investment income	(0.05)	—	—
Distributions from net realized gains	(0.16)	(0.12)	—
Total distributions	(0.21)	(0.12)	—

Proceeds from redemption fees collected (Note 1)	0.00 (b)	0.00 (b)	—

Net asset value at end of period	$9.68	$10.54	$10.08

Total return (c)	(6.14% )	5.83%	0.80%	(d)

Net assets at end of period (000's)	$87,720	$65,226	$8,802

Ratio of net expenses to average net assets (f)	1.93%	2.00%	2.00%	(e)

Ratio of net investment income (loss) to average net assets	0.24%	0.63%	(0.67%	)(e)

Portfolio turnover rate	51%	39%	13%	(d)

(a)	Represents the period from the commencement of operations (December 31, 2009) through June 30, 2010.

(b)	Amount rounds to less than $0.01 per share.

(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Annualized.

(f)
Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.14% and 5.00%(e) for the periods ended June 30, 2011 and 2010, respectively (Note 3).

See accompanying notes to financial statements.

52

Hussman Strategic Dividend Value Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout the Period

	Period Ended June 30, 2012(a)
Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.04
Net realized and unrealized losses on investments and option contracts	(0.08)
Total from investment operations	(0.04)

Less distributions:
Dividends from net investment income	(0.04)

Proceeds from redemption fees collected (Note 1)	0.00	(b)

Net asset value at end of period	$9.92

Total return (c)	(0.41%	)(d)

Net assets at end of period (000's)	$4,998

Ratio of net expenses to average net assets (f)	1.25%	(e)

Ratio of net investment income to average net assets	1.01%	(e)

Portfolio turnover rate	11%	(d)

(a)	Represents the period from the commencement of operations (February 6, 2012) through June 30, 2012.

(b)	Amount rounds to less than $0.01 per share.

(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Annualized.

(f)	Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 7.04%(e) for the period ended June 30, 2012 (Note 3).

See accompanying notes to financial statements.

53

Hussman Investment Trust Notes to Financial Statements
June 30, 2012

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund, and Hussman Strategic Dividend Value Fund (each, a “Fund,” and collectively, the “Funds”) are diversified series of Hussman Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company. Each Fund is authorized to issue an unlimited number of shares. Hussman Strategic Growth Fund commenced operations on July 24, 2000. Hussman Strategic Total Return Fund commenced operations on September 12, 2002. Hussman Strategic International Fund commenced operations on December 31, 2009. Hussman Strategic Dividend Value Fund commenced operations on February 6, 2012.

Hussman Strategic Growth Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic Total Return Fund’s investment objective is to provide long-term total return from income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic International Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. The Fund invests primarily in equity securities of non-U.S. issuers.

Hussman Strategic Dividend Value Fund’s investment objective is to provide total return through a combination of dividend income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Securities, Options and Futures Valuation — The Funds’ portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there

54

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2012

are no sales on that day, at the mean of the closing bid and asked prices. Securities traded on a foreign stock exchange may be valued based upon the closing price on the principal exchange where the security is traded; however, because the value of securities traded on foreign stock exchanges may be materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets or exchanges on which such securities are traded, such securities will typically be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate a Fund’s net asset value may differ from quoted or published prices for the same securities. Values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing quotation service.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by Hussman Strategic Advisors, Inc. (the “Adviser”) to most closely reflect market value as of the time of computation of net asset value. As of June 30, 2012, all options held by Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale price as of the close of regular trading on the NYSE or, if not available, at the mean of the bid and ask prices.

Fixed income securities not traded or dealt in upon any securities exchange but for which over-the-counter market quotations are readily available generally are valued at the mean of their closing bid and asked prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, absent unusual circumstances.

In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and options are valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

55

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2012

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of each of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•
Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•
Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Option contracts purchased and written by Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund are classified as Level 2 since they are valued using “other significant observable inputs” at prices between the closing bid and ask prices determined by the Adviser to most closely reflect market value. U.S. Treasury obligations held by Hussman Strategic Total Return Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors. Non-U.S. equity securities actively traded in foreign markets held by Hussman Strategic International Fund may be classified as Level 2 despite the availability of closing prices because the fair values of such securities are typically determined by an independent pricing service, as described in the preceding discussion of valuations of foreign securities. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the value of a particular security may fall into more than one level of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

56

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2012

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of June 30, 2012 by security type:

 Hussman Strategic Growth Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$4,866,437,440	$—	$—	$4,866,437,440
Put Option Contracts	—	95,170,000	—	95,170,000
Money Market Funds	1,471,620,274	—	—	1,471,620,274
Total Investments in Securities and Money Market Funds	$6,338,057,714	$95,170,000	$—	$6,433,227,714

Other Financial Instruments:
Written Call Option Contracts	$—	$(1,335,964,000)	$—	$(1,335,964,000)
Total Other Financial Instruments	$—	$(1,335,964,000)	$—	$(1,335,964,000)

Hussman Strategic Total Return Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$396,010,750	$—	$—	$396,010,750
U.S. Treasury Obligations	—	1,407,408,183	—	1,407,408,183
Exchange-Traded Funds	37,913,550	—	—	37,913,550
Money Market Funds	778,502,603	—	—	778,502,603
Total Investments in Securities and Money Market Funds	$1,212,426,903	$1,407,408,183	$—	$2,619,835,086

57

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2012

Hussman Strategic International Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$21,770,115	$30,847,714	$—	$52,617,829
Exchange-Traded Funds	5,477,080	—	—	5,477,080
Put Option Contracts	—	110,400	—	110,400
Futures Contracts	12,268,500	—	—	12,268,500
Money Market Funds	25,292,425	—	—	25,292,425
Total Investments in Securities and Money Market Funds	$64,808,120	$30,958,114	$—	$95,766,234

Other Financial Instruments:
Futures Contracts Sold Short	$(34,542,497)	$—	$—	$(34,542,497)
Written Call Option Contracts	—	(3,194,850)	—	(3,194,850)
Total Other Financial Instruments	$(34,542,497)	$(3,194,850)	$—	$(37,737,347)

Hussman Strategic Dividend Value Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$3,002,575	$—	$—	$3,002,575
Put Option Contracts	—	22,130	—	22,130
Money Market Funds	1,686,856	—	—	1,686,856
Total Investments in Securities and Money Market Funds	$4,689,431	$22,130	$—	$4,711,561

Other Financial Instruments:
Written Call Option Contracts	$—	$(97,770)	$—	$(97,770)
Total Other Financial Instruments	$—	$(97,770)	$—	$(97,770)

58

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2012

Each Fund’s Schedule of Investments identifies the specific securities (by type of security and industry type or geographical region) that comprise that Fund’s holdings within the Level 1 and Level 2 categories shown in the tables above. As of June 30, 2012, Hussman Strategic Growth Fund, Hussman Total Return Fund and Hussman Strategic Dividend Value Fund did not have any transfers in and out of any Level. Transfers that occurred between Levels 1 and 2 on June 30, 2012 for Hussman Strategic International Fund due to implementation of systematic fair value procedures are as follows:

	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1
Common Stocks	$2,241,321	$273,771

In addition, the Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the period ended June 30, 2012. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Futures Contracts and Option Transactions — Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund may purchase and write put and call options on broad-based stock indices and may also purchase and write call and put option contracts on individual securities. Each of the Funds may use financial futures contracts and related option contracts to hedge against changes in the market value of its portfolio securities. Hussman Strategic Total Return Fund and Hussman Strategic International Fund may also purchase foreign currency options to establish or modify the Funds’ exposure to foreign currencies, and Hussman Strategic Total Return Fund may purchase interest rate futures contracts to protect against a decline in the value of its portfolio. Hussman Strategic International Fund may enter into forward foreign currency contracts to hedge against the adverse impact of changes in foreign exchange rates on its investments and transactions in foreign securities.

Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund may each use futures and option contracts on stock indices for the purpose of seeking to reduce the market risk that would otherwise be associated with the securities in which it invests. For example, these Funds may sell a stock index futures contract to hedge the risk of a general market or market sector decline that might adversely affect prices of the Funds’ portfolio securities. To the extent there is a correlation between a Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce the Fund’s exposure to general market risk.

59

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2012

When a Fund writes an index option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability in the Fund’s Statement of Assets and Liabilities and is subsequently marked-to market daily. If an index option expires unexercised on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. If an index option is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

When a Fund purchases or sells a stock index futures contract, no price is paid to or received by the Fund upon the purchase or sale of the futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities currently ranging from 3% to 14% of the contract amount. This is called the “initial margin deposit.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying stock index. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. If market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. In addition to the possibility that there may be an imperfect correlation or no correlation at all between the movements in the stock index futures and the portion of the portfolio being hedged, the price of the stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.

Repurchase Agreements — The Funds may enter into repurchase agreements with certain banks or non-bank dealers. The value of the underlying securities collateralizing these agreements is monitored on a daily basis to ensure that the value of the collateral during the term of the agreements equals or exceeds the repurchase price plus accrued interest. If the bank or dealer defaults, realization of the collateral by the Funds may be delayed or limited, and the Funds may suffer a loss if the value of the collateral declines.

Foreign Currency Translation — Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.   The market values of investment securities and other assets and liabilities are translated at the closing rate on the London Stock Exchange each day.

60

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2012

B.   Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective date of such transactions.

C.   The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share Valuation and Redemption Fees — The net asset value per share of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The net asset value per share of each Fund is calculated by dividing the total value of the Fund’s assets, less its liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share. However, shares of each Fund are generally subject to a redemption fee of 1.5%, payable to the applicable Fund, if redeemed 60 days or less from the date of purchase. During the years ended June 30, 2012 and June 30, 2011, proceeds from redemption fees totaled $585,804 and $546,677, respectively, for Hussman Strategic Growth Fund; $341,140 and $318,293, respectively, for Hussman Strategic Total Return Fund; and $5,622 and $2,996, respectively, for Hussman Strategic International Fund. During the period ended June 30, 2012, proceeds from redemption fees totaled $159 for Hussman Strategic Dividend Value Fund.

Investment Income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the interest method.

Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and Hussman Strategic International Fund and are declared and paid quarterly to shareholders of Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund. Net realized short-term capital gains, if any, may be distributed

61

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2012

throughout the year and net realized long-term capital gains, if any, are generally distributed annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses for option and futures transactions, losses deferred due to wash sales and treatment of foreign currency transactions.

The tax character of distributions paid during the periods ended June 30, 2012 and June 30, 2011 was as follows:

	Periods Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Hussman Strategic Growth Fund	6/30/12	$28,671,281	$—	$28,671,281
	6/30/11	$14,114,668	$—	$14,114,668
Hussman Strategic Total Return Fund	6/30/12	$37,871,060	$30,033,097	$67,904,157
	6/30/11	$91,708,544	$33,178,906	$124,887,450
Hussman Strategic International Fund	6/30/12	$1,793,834	$—	$1,793,834
	6/30/11	$117,305	$269,047	$386,352
Hussman Strategic Dividend Value Fund	6/30/12	$17,651	$—	$17,651

Securities Transactions — Securities transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common Expenses — Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on relative net assets of each Fund or the nature of the expense and the relative applicability to each Fund.

Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Federal Income Tax — It is each Fund’s policy to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not its shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

62

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2012

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of accumulated earnings (deficit) at June 30, 2012 was as follows:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
Net unrealized appreciation (depreciation) on investments and written option contracts	$428,194,772	$25,240,977	$(177,235)	$(30,362)
Net unrealized appreciation of assets and liabilities in foreign currencies	—	—	76,936	—
Net unrealized depreciation on futures contracts	—	—	(1,891,549)	—
Undistributed ordinary income	19,930,127	51,486,340	—	313
Capital loss carryforwards	(1,272,502,734)	—	—	(2,726)
Qualified late year losses	(497,924,517)	(4,799,405)	(3,188,480)	—
Other temporary differences	—	(631,631)	—	(310)
Total accumulated earnings (deficit)	$(1,322,302,352)	$71,296,281	$(5,180,328)	$(33,085)

The following information is based upon the federal income tax cost of investment securities as of June 30, 2012:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
Cost of portfolio investments	$6,024,571,887	$2,594,594,109	$84,347,191	$4,767,406
Gross unrealized appreciation	$748,438,385	$53,569,407	$3,823,680	$99,573
Gross unrealized depreciation	(339,782,558)	(28,328,430)	(4,673,137)	(155,418)
Net unrealized appreciation (depreciation)	$408,655,827	$25,240,977	$(849,457)	$(55,845)

The difference between the federal income tax cost of portfolio investments and their financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP.

63

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2012

These “book/tax” differences are temporary in nature and are primarily due to option transactions, losses deferred due to wash sales, differing treatments of realized and unrealized gains and losses on exchange-traded funds taxed as grantor trusts and adjustments to basis on public traded partnerships.

During the year ended June 30, 2012, Hussman Strategic International Fund utilized capital loss carryforwards to offset current year realized gains in the amount of $747,712. As of June 30, 2012, Hussman Strategic Growth Fund and Hussman Strategic Dividend Value Fund had the following capital loss carryforwards for federal income tax purposes:

	Hussman Strategic Growth Fund	Hussman Strategic Dividend Value Fund
Expires June 30, 2018 – short-term	$375,427,325	$—
Expires June 30, 2019 – short-term	824,973,031	—
No expiration – short-term	51,762,063	—
No expiration – long-term	20,340,315	2,726
	$1,272,502,734	$2,726

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Net qualified late year losses incurred after October 31, 2011 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year. For the year ended June 30, 2012, the Funds intend to defer to July 1, 2013 for federal tax purposes qualified late year losses as follows:

64

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2012

	Late Year Ordinary Losses	Post-October Capital Losses
Hussman Strategic Growth Fund	$—	$497,924,517
Hussman Strategic Total Return Fund	$—	$4,799,405
Hussman Strategic International Fund	$220,459	$2,968,021

For the year ended June 30, 2012, the following reclassifications were made as a result of permanent differences between the financial statement and income tax reporting:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Undistributed/(Distributions in Excess of) Net Investment Income	$119,038	$(697,028)	$(228,294)
Accumulated Undistributed Net Realized Gains (Losses) From Security Transactions	$(118,782)	$701,811	$663,161
Paid-in Capital	$(256)	$(4,783)	$(434,867)

Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on each Fund’s total net assets or net asset value per share.

Each Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended June 30, 2009 through June 30, 2012) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

2.	INVESTMENT TRANSACTIONS

During the period ended June 30, 2012, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $3,887,662,943 and $4,891,494,933, respectively, for Hussman Strategic Growth Fund; $627,616,601 and $689,065,619, respectively, for Hussman Strategic Total Return Fund; $48,350,438 and $28,479,195, respectively, for Hussman Strategic International Fund; and $3,321,051 and $308,260, respectively for Hussman Strategic Dividend Value Fund.

65

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2012

3.	TRANSACTIONS WITH AFFILIATES

One of the Trustees and each of the officers of the Trust are affiliated with the Adviser or with Ultimus Fund Solutions, LLC (“Ultimus”), the Funds’ administrator, transfer agent and fund accounting agent.

Advisory Agreement

Under the terms of an Advisory Agreement between the Trust and the Adviser, Hussman Strategic Growth Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.90% of the first $5 billion of its average daily net assets and 0.85% of such assets over $5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.50% of the first $1 billion of its average daily net assets; 0.45% of the next $1.5 billion of such assets; and 0.40% of such assets over $2.5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic International Fund pays a fee, which is computed and accrued daily and paid monthly, at annual rates of 1.00% of the first $1 billion of average daily net assets; 0.95% of the next $2 billion of such assets; and 0.90% of such assets over $3 billion, less any fee reductions. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Dividend Value Fund pays a fee, which is computed and accrued daily and paid monthly, at annual rates of 1.00% of the first $1 billion of average daily net assets; 0.95% of the next $2 billion of such assets; and 0.90% of such assets over $3 billion, less any fee reductions.

With respect to Hussman Strategic International Fund, the Adviser has contractually agreed to reduce its advisory fees or to absorb the Fund’s operating expenses to the extent necessary so that the Fund’s ordinary operating expenses do not exceed an amount equal to 2.00% annually of its average daily net assets. This Expense Limitation Agreement remains in effect until at least December 31, 2012. Any fee reductions or expense reimbursements by the Adviser are subject to repayment by Hussman Strategic International Fund provided that such repayment does not result in the Fund’s expenses exceeding the 2.00% annual limitation and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. During the year ended June 30, 2012, the Adviser recouped $167,834 of prior years’ fee reductions from Hussman Strategic International Fund. As of June 30, 2012, all advisory fee reductions and expense reimbursements have been repaid to the Adviser by the Fund.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2012

With respect to Hussman Strategic Dividend Value Fund, the Adviser has contractually agreed to reduce its advisory fees or to absorb the Fund’s operating expenses to the extent necessary so that the Fund’s ordinary operating expenses do not exceed an amount equal to 1.25% annually of its average daily net assets. This Expense Limitation Agreement remains in effect until at least February 1, 2015. During the period ended June 30, 2012, the Adviser did not collect any of its advisory fees from Hussman Strategic Dividend Value Fund, and, in addition the Adviser reimbursed the Fund $83,782 of operating expenses. Any fee reductions or expense reimbursements by the Adviser are subject to repayment by Hussman Strategic Dividend Value Fund provided that such repayment does not result in the Fund’s expenses exceeding the 1.25% annual limitation and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. As of June 30, 2012, the amount of fee reductions and expense reimbursements available for recovery by the Adviser is $101,079. The Adviser may recoup this amount no later than June 30, 2015.

Administration Agreement

Under the terms of an Administration Agreement between the Trust and Ultimus, Ultimus supplies executive, administrative and regulatory services to the Trust, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission (“SEC”) and state securities authorities. Effective June 7, 2012, Ultimus receives a monthly administration fee from each Fund computed at annual rates of 0.070% of the Fund’s average daily net assets up to $500 million; 0.05% of the next $1.5 billion of such assets; 0.04% of the next $1 billion of such assets; 0.03% of the next $2 billion of such assets; 0.025% of the next $2 billion of such assets; 0.20% of the next $2 billion of such assets; and 0.015% of such assets in excess of $9 billion, subject to a per Fund minimum monthly fee of $2,000. The fee payable to Ultimus from Hussman Strategic Dividend Value Fund is discounted by 50% during the first six months of the Fund’s operations and 20% during the second six months of the Fund’s operations.

Prior to June 7, 2012, Ultimus received a monthly administration fee from each Fund computed at annual rates of 0.075% of the Fund’s average daily net assets up to $500 million; 0.05% of the next $1.5 billion of such assets; 0.04% of the next $1 billion of such assets; 0.03% of the next $2 billion of such assets; and 0.025% of such assets in excess of $5 billion, subject to a per Fund minimum monthly fee of $2,000.

67

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2012

Fund Accounting Agreement

Effective June 7, 2012, under the terms of a Fund Accounting Agreement between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, Ultimus receives from each Fund a monthly base fee ($2,500 for Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund and $3,000 for Hussman Strategic International Fund), plus an asset-based fee computed at annual rates of 0.01% of each Fund’s average daily net assets up to $500 million; 0.005% of the next $4.5 billion of such assets; and 0.0025% of such assets in excess of $5 billion. In addition, the Funds reimburse Ultimus for certain out-of-pocket expenses incurred in obtaining valuations of the Funds’ portfolio securities. The base fee and asset based fee payable to Ultimus from Hussman Strategic Dividend Value Fund is discounted by 50% during the first six months of the Fund’s operations and 20% during the second six months of the Fund’s operations.

Prior to June 7, 2012, for these services, Ultimus received from each Fund the monthly base fee described above, plus an asset-based fee computed at annual rates of 0.01% of each Fund’s average daily net assets up to $500 million and 0.005% of such assets in excess of $500 million.

Transfer Agent and Shareholder Services Agreement

Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and Ultimus, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, Ultimus receives from each Fund a fee, payable monthly, of $22 annually for each direct account and $12 annually for certain accounts established through financial intermediaries, subject to a per Fund minimum fee of $1,500 per month. For the period ended June 30, 2012, such fees were $2,432,529, $725,144, $19,534 and $3,621 for Hussman Strategic Growth Fund, Hussman Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund, respectively. In addition, the Funds reimburse Ultimus for certain out-of-pocket expenses, including, but not limited to, postage and supplies. The fee payable to Ultimus from Hussman Strategic Dividend Value Fund is discounted by 50% during the first six months of the Fund’s operations and 20% during the second six months of the Fund’s operations.

68

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2012

For shareholder accounts held through financial intermediaries, the Funds may, in some cases, compensate these intermediaries for providing certain account maintenance and shareholder services. During the period ended June 30, 2012, Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund paid $2,025,416, $1,081,077, $29,067 and $44, respectively, to financial intermediaries for such services.

Compliance Consulting Agreement

Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures. For these services, the Trust pays Ultimus a base fee of $18,000 per annum, plus an asset-based fee computed at annual rates of .005% of the average value of the Trust’s aggregate daily net assets from $100 million to $500 million, .0025% of such assets from $500 million to $1 billion and .00125% of such assets in excess of $1 billion. Each Fund pays its proportionate share of such fee. In addition, the Trust reimburses Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

Distribution Agreement

The Trust has entered into a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), pursuant to which the Distributor provides distribution services and serves as the principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor’s fees are paid by the Adviser.

4.	DERIVATIVES TRANSACTIONS

Transactions in option contracts written by Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund during the period ended June 30, 2012 were as follows:

Hussman Strategic Growth Fund

	Option Contracts	Option Premiums
Options outstanding at beginning of year	44,000	$1,028,071,820
Options written	412,000	10,252,239,539
Options cancelled in a closing purchase transaction	(419,500)	(10,101,809,703)
Options outstanding at end of year	36,500	$1,178,501,656

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2012

Hussman Strategic International Fund

	Option Contracts	Option Premiums
Options outstanding at beginning of year	85	$1,796,362
Options written	820	10,820,063
Options cancelled in a closing purchase transaction	(755)	(9,931,624)
Options outstanding at end of year	150	$2,684,801

Hussman Strategic Dividend Value Fund

	Option Contracts	Option Premiums
Options outstanding at beginning of period	—	$—
Options written	28	238,213
Options cancelled in a closing purchase transaction	(18)	(162,226)
Options outstanding at end of period	10	$75,987

The locations in the Statements of Assets and Liabilities of the derivative positions of Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund are as follows:

Hussman Strategic Growth Fund

		Fair Value		Gross Notional Amount Outstanding June 30, 2012
Type of Derivative	Location	Asset Derivatives	Liability Derivatives
Index put options purchased	Investments in securities at value	$95,170,000	$—	$4,771,660,000
Index call options written	Written call options, at value	—	(1,335,964,000)	(4,771,660,000)

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2012

Hussman Strategic International Fund

		Fair Value		Gross Notional Amount Outstanding June 30, 2012
Type of Derivative	Location	Asset Derivatives	Liability Derivatives
Index put options purchased	Investments in securities at value	$110,400	$—	$20,432,400
Index call options written	Written call options, at value	—	(3,194,850)	(20,432,400)
Futures contracts purchased	Variation margin receivable	972,432	—	12,244,050
Futures contracts sold short	Variation margin receivable	2,145,521	—	(34,583,458)

Hussman Strategic Dividend Value Fund

		Fair Value		Gross Notional Amount Outstanding June 30, 2012
Type of Derivative	Location	Asset Derivatives	Liability Derivatives
Index put options purchased	Investments in securities at value	$22,130	$—	$1,362,160
Index call options written	Written call options, at value	—	(97,770)	(1,362,160)

The average monthly notional amount of put options purchased and call options written during the year ended June 30, 2012 was $5,307,588,875 and $5,307,588,875, respectively, for Hussman Strategic Growth Fund. The average monthly notional amount of put options purchased and call options written during the year ended June 30, 2012 was $21,781,042 and $20,801,746, respectively, for Hussman Strategic International Fund. The average monthly notional amount of future contracts purchased and sold short during the year ended June 30, 2012 was $8,940,038 and $32,860,619, respectively, for Hussman Strategic International Fund. The average monthly notional amount of put options purchased and call options written during the period ended June 30, 2012 was $1,314,283 and $1,314,283, respectively, for Hussman Strategic Dividend Value Fund.

71

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2012

Transactions in derivative instruments for Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund during the period ended June 30, 2012 are recorded in the following locations in the Statements of Operations:

Hussman Strategic Growth Fund

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Index put options purchased	Net realized gains (losses) from option contracts	$(377,630,424)	Net change in unrealized appreciation (depreciation) on option contracts	$36,615,245
Index call options purchased	Net realized gains (losses) from option contracts	(21,385,740)	Net change in unrealized appreciation (depreciation) on option contracts	—
Index call options written	Net realized gains (losses) from option contracts	(144,277,437)	Net change in unrealized appreciation (depreciation) on option contracts	(42,992,164)

Hussman Strategic International Fund

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Index put options purchased	Net realized gains (losses) from option contracts	$(2,553,795)	Net change in unrealized appreciation (depreciation) on option contracts	$(151,342)
Index call options written	Net realized gains (losses) from option contracts	238,875	Net change in unrealized appreciation (depreciation) on option contracts	(281,796)
Futures contracts purchased	Net realized gains (losses) from futures contracts	667,894	Net change in unrealized appreciation (depreciation) on futures contracts	(146,515)
Futures contracts sold short	Net realized gains (losses) from futures contracts	2,601,126	Net change in unrealized appreciation (depreciation) on futures contracts	(1,201,178)

72

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2012

Hussman Strategic Dividend Value Fund

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Index put options purchased	Net realized gains (losses) from option contracts	$(31,007)	Net change in unrealized appreciation (depreciation) on option contracts	$(25,483)
Index call options written	Net realized gains (losses) from option contracts	55,402	Net change in unrealized appreciation (depreciation) on option contracts	(21,783)

Hussman Strategic Total Return Fund had no transactions in derivative instruments during the year ended June 30, 2012.

5.	OTHER INVESTMENTS AND STRATEGIES

If a Fund has significant investments in the securities of issuers in industries within a particular market sector, any development generally affecting issuers within that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. This may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. As of June 30, 2012, Hussman Strategic Growth Fund had 33.1% of the value of its net assets invested in stocks of companies within the Health Care sector. The value of companies in the Health Care sector may be significantly affected by technological obsolescence, changes in regulatory approval policies for drugs, medical devices or procedures and changes in governmental and private payment systems.

In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may invest a significant portion of its assets in shares of one or more money market mutual funds. As of June 30, 2012, Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund had 29.8%, 29.7%, 28.8% and 33.8%, respectively, of the value of their net assets invested in money market mutual funds registered under the Investment Company Act of 1940, including 20.6%, 20.8%, 28.8% and 24.0%, respectively, of the value of their net assets invested in shares of a single money market fund. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses

73

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2012

in money market mutual funds have been rare, they are possible. In addition, the Funds will incur additional indirect expenses due to acquired fund fees and other costs to the extent they invest in shares of money market mutual funds.

Foreign Investment Risk — Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a Fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.

6.	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Hussman Strategic International Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. Hussman Strategic International Fund may enter into contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The purpose of Hussman Strategic International Fund’s foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund’s securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign currency exchange contracts will be included in the Fund’s Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. As of June 30, 2012, Hussman Strategic International Fund had foreign currency exchange contracts outstanding as follows:

74

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2012

Settlement Date	(To Deliver)	To Receive	Initial Value	Market Value	Net Unrealized Appreciation/ Depreciation
Contracts
07/02/2012	(878,850) JPY	11,064 USD	$10,994	$11,064	$70
Total Contracts			$10,994	$11,064	$70

JPY - Japanese Yen
USD - U.S. Dollar

7.	BANK LINE OF CREDIT

Hussman Strategic Growth Fund has an unsecured bank line of credit in the amount of $10,000,000. Hussman Strategic Total Return Fund has an unsecured bank line of credit in the amount of $2,000,000. Borrowings under these arrangements bear interest at a rate determined by the lending bank at the time of borrowing. During the year ended June 30, 2012, the Funds did not borrow under their respective lines of credit. Neither Hussman Strategic International Fund nor Hussman Strategic Dividend Value Fund currently has a bank line of credit.

8.	CONTINGENCIES AND COMMITMENTS

The Trust’s officers and Trustees are entitled to indemnification from the Funds for certain liabilities to which they may become subject in connection with the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve potential claims for indemnification for losses that may or may not be incurred in the future. However, based on experience, the Trust believes the risk of loss to be remote.

9.	LEGAL PROCEEDINGS

Several lawsuits have been filed relating to Hussman Strategic Growth Fund’s investment in Tribune Company common stock in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The lawsuits stem from a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. On November 1, 2010, the Trust and Hussman Strategic Growth Fund were named as defendants and putative members of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee

75

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2012

of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware. On June 2, 2011, the Trust was named as a defendant and a putative defendant class member in a lawsuit filed by the indenture trustees of certain noteholders of Tribune Company in the U.S. District Court for the Southern District of Ohio. The same indenture trustees have filed similar lawsuits in other jurisdictions against former Tribune Company shareholders. The plaintiffs in all these lawsuits seek to recover amounts paid to shareholders of Tribune Company in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses.

The lawsuits allege no misconduct by the Trust or Hussman Strategic Growth Fund, and the Trust and the Fund intend to defend themselves vigorously in the lawsuits. If the lawsuits were to be decided or settled in a manner adverse to Hussman Strategic Growth Fund, the payment of such judgments or settlements could adversely affect the Fund’s net asset value per share. The adverse impact to Hussman Strategic Growth Fund is not expected to exceed materially the value of the proceeds received by the Fund in connection with the leveraged buyout, which was $29,432,814 (which constitutes, as of June 30, 2012, approximately 0.6% of the Fund’s net assets).

10.	SUBSEQUENT EVENTS

The Funds are required to recognize in their financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the date of issuance of these financial statements and has noted no such events.

11.	RECENT ACCOUNTING PRONOUNCEMENT

On December 16, 2011, the Financial Accounting Standards Board issued ASU 2011-11, Disclosures about Offsetting Assets and Liabilities, which creates new disclosure requirements designed to make financial statements prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. The new guidance requires entities to disclose net and gross information for certain derivative instruments and financial instruments and information about the impact of collateral on offsetting arrangements and other amounts subject to a master netting agreement that are not offset on the balance sheet. ASU 2011-11 is effective in first quarter 2013. Management does not expect the adoption of the new guidance to have a material effect on its financial statements.

76

Hussman Investment Trust Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Hussman Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hussman Investment Trust, comprising Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund (formerly, Hussman Strategic International Equity Fund) and Hussman Strategic Dividend Value Fund, (collectively the “Funds”) as of June 30, 2012, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years or period in the period then ended, and the financial highlights each of the five years or period in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund. Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund of Hussman Investment Trust as of June 30, 2012, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years or period in the period then ended, and the financial highlights for each of the five years or period in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
August 27, 2012

77

Hussman Investment Trust About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The examples below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (January 1, 2012 for Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund and February 6, 2012 for Hussman Strategic Dividend Value Fund) and held until the end of the period (June 30, 2012).

The table on the following page illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started the period with $1,000 invested in that Fund. You may use the information here, together with the amount of your investment, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund’s actual return, the results do not illustrate the actual expenses associated with your investment. However, the example is useful in making comparisons because the SEC requires all mutual funds to provide an example of fund expenses based on a 5% annual return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

78

Hussman Investment Trust About Your Fund’s Expenses (Unaudited) (continued)

More information about each Fund’s expenses, including annual expense ratios, can be found elsewhere in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

Hussman Strategic Growth Fund

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$924.40	$5.02
Based on Hypothetical 5% Annual Return (before expenses)	$1,000.00	$1,019.64	$5.27

*
Expenses are equal to Hussman Strategic Growth Fund’s annualized expense ratio of 1.05% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hussman Strategic Total Return Fund

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,009.50	$3.10
Based on Hypothetical 5% Annual Return (before expenses)	$1,000.00	$1,021.78	$3.12

*
Expenses are equal to Hussman Strategic Total Return Fund’s annualized expense ratio of 0.62% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hussman Strategic International Fund

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$995.90	$9.13
Based on Hypothetical 5% Annual Return (before expenses)	$1,000.00	$1,015.71	$9.22

*
Expenses are equal to Hussman Strategic International Fund’s annualized expense ratio of 1.84% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

79

Hussman Investment Trust About Your Fund’s Expenses (Unaudited) (continued)

 Hussman Strategic Dividend Value Fund

	Beginning Account Value February 6, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$995.90	$4.98

*
Expenses are equal to Hussman Strategic Dividend Value Fund’s annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 146/366 (to reflect the period since inception).

Hussman Strategic Dividend Value Fund

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*
Based on Hypothetical 5% Annual Return (before expenses)	$1,000.00	$1,018.65	$6.27

*
Expenses are equal to Hussman Strategic Dividend Value Fund’s annualized expense ratio of 1.05% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

80

Hussman Investment Trust Board of Trustees and Officers (Unaudited)

Overall responsibility for supervision of management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to supervise the day-to-day operations of the Funds. The officers are elected for annual terms. The following are the Trustees and executive officers of the Trust:

Trustee	Address	Age	Position Held with the Trust	Length of Time Served
*John P. Hussman, Ph. D.	5136 Dorsey Hall Drive Ellicott City, MD 21042	49	President and Trustee	Since June 2000
David C. Anderson	1144 Lake Street Oak Park, IL 60301	61	Trustee	Since June 2000
Nelson F. Freeburg, Jr.	9320 Grove Park Cove Germantown, TN 38139	60	Trustee	Since June 2000
William H. Vanover	36800 Woodward Avenue, Suite 200 Bloomfield Hills, MI 48304	65	Trustee	Since June 2000
Robert G. Dorsey	225 Pictoria Drive Cincinnati, OH 45246	55	Vice President	Since June 2000
Mark J. Seger	225 Pictoria Drive Cincinnati, OH 45246	50	Treasurer	Since June 2000
John F. Splain	225 Pictoria Drive Cincinnati, OH 45246	55	Secretary and Chief Compliance Officer	Since June 2000

*	Dr. Hussman, as an affiliated person of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees four portfolios of the Trust. The principal occupations during the past five years of the Trustees and executive officers of the Trust and public directorships (if any) currently held by the Trustees are set forth below:

John P. Hussman, Ph.D. is Chairman, President and Treasurer of the Adviser.

David C. Anderson is Network Administrator for Hephzibah Children’s Association (a child welfare organization).

Nelson F. Freeburg is President and owner of Formula Research, Inc. (a financial newsletter publication).

81

Hussman Investment Trust Board of Trustees and Officers (Unaudited) (continued)

William H. Vanover is an investment counselor with Planning Alternatives, Ltd. (a registered investment adviser). Prior to January 2012, he was Chief Investment Officer and Chief Compliance Officer of Planning Alternatives, Ltd.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust’s administrator and transfer agent) and Ultimus Fund Distributors, LLC (the Trust’s principal underwriter).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is an Executive Vice President of Ultimus Fund Solutions, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”) of each Fund. To obtain a free copy of the SAI, please call 1-800-487-7626.

Federal Tax Information (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal period ended June 30, 2012. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund intend to designate up to a maximum amount of $28,671,281, $37,871,060, $1,793,834 and $17,651, respectively, as taxed at a maximum rate of 15%. Hussman Strategic Total Return Fund intends to designate $33,033,097 as long-term capital gains distributions. For the fiscal period ended June 30, 2012, 98%, 9%, 0% and 100%, respectively, of the dividends paid from ordinary income by Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2012 Form 1099-DIV.

82

Hussman Investment Trust Other Information (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). You may also obtain copies of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

83

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited)

Hussman Strategic Growth Fund
Hussman Strategic Total Return Fund
Hussman Strategic International Fund

The Board of Trustees of Hussman Investment Trust, including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (the “Independent Trustees”) voting separately, reviewed and unanimously approved the continuance of each Fund’s Investment Advisory Agreement (the “Advisory Agreements”) with the Adviser for an additional annual period at a meeting held in person on June 26, 2012.

In determining whether to approve the continuances of the Advisory Agreements, the Independent Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Advisory Agreements and to assess whether the Advisory Agreements continue to be in the best interests of the Funds and their shareholders. The Trustees reviewed: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds; (iii) the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds; (iv) the extent to which economies of scale may be realized as the Funds grow; and (v) whether fee levels reflect any such economies of scale for the benefit of the Funds’ shareholders. They reviewed the background, qualifications, education and experience of the Adviser’s investment professionals and support personnel. They also discussed and considered the quality of shareholder communications, administrative functions and other services provided by the Adviser to the Trust, the Adviser’s compliance program and the Adviser’s role in coordinating and supervising all services provided to the Trust. The Independent Trustees were advised and supported in this process by independent legal counsel. Prior to voting, the Independent Trustees met with representatives of the Adviser, including Dr. John Hussman, and also met separately with their counsel.

The Adviser provided the Board with extensive information to assist the Independent Trustees in analyzing both the absolute and risk-adjusted returns of the Funds over various periods. The returns of each Fund were compared to the returns of relevant indices and to one or more selected peer groups of other mutual funds. These analyses and comparisons showed that, since the inception of Hussman Strategic Growth Fund through May 31, 2012, the performance of the Fund exceeded the returns of the S&P 500 Index and the Russell 2000 Index, and that the Fund’s hedging strategies have been successful in substantially reducing volatility. Based upon their review, the Independent Trustees found that, since inception, Hussman Strategic Growth Fund has outperformed relevant securities indices with substantially less downside risk than

84

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

a passive investment approach, and that more recent periods of underperformance are largely attributable to the Fund’s use of hedging techniques and its alternative investment approach, which is not designed to track general market movements. In considering more recent periods of underperformance by the Fund, the Independent Trustees took into account that the recent financial crisis resulted in market outcomes that were significantly outside the scope of the post-war data on which the Adviser’s investment models were based prior to 2008, and that, in response to this situation, the Adviser made various changes to its models to accommodate a broader set of historical data and to expand the range of potential outcomes that might be confronted in the future. The Independent Trustees took into account that the Adviser implemented additional restrictions in its hedging approach in early 2012 to improve the selectivity of hedging and reduce the cost of hedging in generally unfavorable but still-advancing market conditions. The Independent Trustees also took into account the strong long-term performance of the Adviser’s stock selection approach, as well as the tendency of Hussman Strategic Growth Fund since 2010 to experience inverse sensitivity to market fluctuations as a result of the tendency of the market to collect securities into “risk on” and “risk off” groupings, with the Fund’s holdings periodically underperforming the major stock indices during “risk on” market advances.

In reviewing the performance of Hussman Strategic Total Return Fund, the Independent Trustees took note of the fact that the Fund’s average annual total return of 6.86% from inception on September 12, 2002 through May 31, 2012 compared favorably to the 5.41% average annual total return of the Barclays U.S. Aggregate Bond Index during the same period. With respect to Hussman Strategic International Fund, the Independent Trustees took note of the fact that the Fund’s average annual total return of 0.05% from inception on December 31, 2009 through May 31, 2012 compared favorably to the -3.79% average annual return of the MSCI Europe, Australasia, Far East (“EAFE”) Index during the same period.

In evaluating the advisory fees and expense ratios of the Funds, the Independent Trustees reviewed comparative expense and advisory fee information for peer groups of mutual funds categorized both by fund size and by investment style. They took note of the fact that the effective advisory fee rate and total expense ratio of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund are considerably less than the averages for peer group funds investing in similar securities. The Independent Trustees also took note of the fact that, since each such Fund’s inception, its effective advisory fee rate and its expense ratio have declined as a result of the introduction of advisory fee breakpoints that have allowed the Funds to participate in economies of scale in the Adviser’s costs of providing services to Funds. In this regard, the Independent Trustees concluded that no additional breakpoints were currently warranted because

85

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

Hussman Strategic Growth Fund had not experienced growth of assets during the past year and because the rates at which the advisory fee of Hussman Strategic Total Return Fund is computed were reduced in 2011 to reflect economies associated with the growth of that Fund’s assets.

The Independent Trustees also reviewed comparative advisory fee and expense information for Hussman Strategic International Fund and noted that the advisory fee and total operating expenses of the Fund are higher than many other mutual funds that have similar investment strategies. The Independent Trustees took cognizance of the fact that these higher fees and expenses were attributable, in part, to the small size of the Fund and also took cognizance of the agreement of the Adviser to reduce its fees and reimburse other operating expenses for the first three years of the Fund’s operations to the extent necessary to limit total ordinary operating expenses to the annual rate of 2.00% of average net assets.

The Independent Trustees reviewed a recent balance sheet of the Adviser, a statement of the Adviser’s revenues and expenses with respect to the Funds for the year ended December 31, 2011 and for the quarter ended March 31, 2012, and an analysis of the Adviser’s profitability with respect to each Fund covering the years 2009, 2010 and 2011. They concluded that the Adviser has realized significant profits from its relationship with Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund, but that the Adviser’s profitability with respect to these Funds was not excessive given the high quality and scope of services provided by the Adviser over a period of many years and the long-term investment performance of these Funds. In reaching this conclusion, the Independent Trustees also recognized the broad and unique skill set and talent of the Adviser that is of enormous value to the Funds. The Independent Trustees also considered brokerage costs incurred by the Funds and concluded that the brokerage commissions negotiated by the Adviser on behalf of the Funds are significantly less than industry averages.

The Independent Trustees further concluded that: (i) based on a careful review of the investment performance and risk characteristics of the Funds, the effectiveness of the Funds in pursuing their stated objectives over the long term, the measures taken by the Adviser to address unusual economic circumstances, and the services provided by the Adviser, the Adviser has provided high quality services to the Funds; (ii) in their view, the nature of the services required by the Funds are broader and more sophisticated than those required by most mutual funds because of the nature of the Funds’ investment programs, which involve extensive risk-management techniques; (iii) the effective advisory fee rate of 0.90% for Hussman Strategic Growth Fund, based upon current asset levels, compares favorably to the average advisory fees

86

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

for other “long-short” funds, as categorized by Morningstar and, when compared to hedge funds offering similar investment programs, Hussman Strategic Growth Fund is much less expensive; (iv) the effective advisory fee rate of 0.47% for Hussman Strategic Total Return Fund, based upon current asset levels, compares favorably to the average advisory fees of other funds of similar size investing in similar securities; (v) although the effective advisory fee rate for Hussman Strategic International Fund currently is higher than the effective advisory fee rates of many other managed mutual funds that invest in foreign securities, the investment strategy of the Fund incorporates risk management and hedging techniques that are not typical of these peers, and the fee schedule for the Fund contains breakpoints that will allow shareholders to benefit from lower advisory fee rates to the extent that there is growth in the assets of the Fund; (vi) the scope and quality of services provided by the Adviser, which exceed the norm, and recent and planned hirings by the Adviser to strengthen its staffing and analytic capabilities, support the appropriateness of the advisory fees payable by the Funds; (vii) each Fund has the opportunity to participate in economies of scale of expenses under its advisory fee structure as its assets grow; (viii) Hussman Strategic Growth Fund has one of the lowest total expense ratios among funds classified by Morningstar as “long-short” funds, and the total expense ratio for Hussman Strategic Total Return Fund is comparable to the average expense ratio of “conservative allocation” funds tracked by Morningstar but is considerably less than the average expense ratio of “multisector bond” funds tracked by Morningstar; (ix) although the total expense ratio of Hussman Strategic International Fund is higher than the expense ratios of many other mutual funds that invest in foreign securities, the Adviser’s agreement to limit the total ordinary operating expenses of the Fund through fee reductions and expense reimbursements has enabled the Fund to maintain a competitive expense ratio (within the range of expense ratios of its peer group funds) during the term of that agreement; and (x) the Adviser has adopted a brokerage placement policy which seeks to obtain best execution and low commissions on all of the Funds’ brokerage transactions and does not direct transactions to obtain “soft dollar” services, which has significantly benefited the Funds by reducing transaction costs (which are not reflected in the expense ratios of the Funds) and increasing the investment returns of the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve the continuances of the Advisory Agreements. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that the advisory fees payable by the Funds under the Advisory Agreements are fair and reasonable, and determined that it would be in the best interests of each Fund and its shareholders to renew the Advisory Agreements for an additional annual period.

87

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

Hussman Strategic Dividend Value Fund

The Board of Trustees, including the Independent Trustees voting separately, reviewed and unanimously approved the Investment Advisory Agreement between Hussman Strategic Dividend Value Fund and the Adviser (the “Advisory Agreement”) at an in-person meeting held on October 21, 2011, at which all of the Trustees were present.

The Independent Trustees were advised by and met separately with independent counsel in connection with their review and consideration of the Advisory Agreement. In addition, they requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Advisory Agreement and to determine whether approval of the Advisory Agreement would be in the best interests of Hussman Strategic Dividend Value Fund and its shareholders. The Trustees considered various factors, including, among others, the nature and extent of the services to be provided by the Adviser and the fees proposed to be charged for those services.

The Trustees evaluated and reviewed the services required to be provided by the Adviser to the Fund under the Advisory Agreement and the qualifications and capability of the Adviser to provide those services. In this regard, the Independent Trustees reviewed the background, education and experience of the Adviser’s key investment and operational personnel. They also considered the ability of the Adviser to render the full range of investment advisory and other related services required by the Fund and to provide high quality services, as well as the Adviser’s ability to maintain an effective compliance program and to coordinate administrative and other services provided to the Fund by its various service providers. The Independent Trustees determined that the Adviser was well-qualified to provide services to the Fund and to manage its assets in accordance with the Fund’s investment policies, and considered it significant that the Adviser had invested a great deal of time and attention towards the planning and development of the investment program and operations of the Fund through modeling and research.

In reviewing the fees payable under the Advisory Agreement, the Independent Trustees reviewed the advisory fee rates proposed to be paid by the Fund and compared them to the advisory fees of similar mutual funds. They also compared the expected total operating expense ratio of the Fund with the expense ratios of representative funds with similar investment objectives, taking into account the agreement of the Adviser to limit the ordinary operating expenses of the Fund by waiving its fee or absorbing other expenses. The Independent Trustees concluded that, based upon the investment strategy of the Fund and the anticipated complexity of

88

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

the investment management services that will be associated with management of the Fund’s investment portfolio, the proposed advisory fees to be paid by the Fund were fair and reasonable. In this regard, the Independent Trustees took cognizance of the fact that the proposed advisory fee schedule contained several breakpoints that will allow shareholders to benefit from lower advisory fee rates to the extent that there is growth in the assets of the Fund.

With respect to the advisory fee that would be paid by the Fund, the Independent Trustees concluded that the proposed advisory fee was within the range of fees paid by other similarly managed mutual funds and that the investment process and techniques that will be used by the Adviser in pursuing the Fund’s investment program are generally more active and sophisticated than those used in managing other funds. In addition, they concluded that the Adviser’s agreement to limit overall operating expenses of the Fund through fee reductions and expense reimbursements should enable the Fund to maintain a competitive overall expense ratio during the term of that agreement. The Independent Trustees noted that, although the Adviser will benefit from its relationship with the Fund to the extent that the growth of the Fund’s assets will increase the dollar amount of advisory fees payable to the Adviser, such a result is appropriate and there are no other benefits for which an economic benefit can be readily determined that will be realized by the Adviser. In addition, the Independent Trustees took into account that the Adviser has adopted a brokerage placement policy which seeks to obtain best execution and low commissions on all of the Fund’s brokerage transactions and will not involve directing transactions to obtain “soft dollar” services, which should directly benefit the Fund by reducing transaction costs (which are not reflected in the expense ratio of the Fund) and increasing the investment return of the Fund. The Independent Trustees did not review and consider the profitability of the Adviser with regards to its management of the Fund because the Fund had not yet commenced operations.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that the approval of the Advisory Agreement would be in the best interests of Hussman Strategic Dividend Value Fund and its shareholders.

89

INVESTMENT ADVISER
Hussman Strategic Advisors, Inc.
5136 Dorsey Hall Drive
Ellicott City, Maryland 21042

www.hussmanfunds.com
1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

CUSTODIANS
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60675

 INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

 LEGAL COUNSEL
Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022

This Annual Report is authorized for
distribution only if accompanied or preceded
by a current Prospectus of the Funds.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee.  After discussion and evaluation of the accounting environment within which the registrant operates, it was the consensus of the audit committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert.  It was the view of the committee that, if novel issues ever arise, it will hire an expert to assist it as needed.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $105,900 and $93,100 with respect to the registrant’s fiscal years ended June 30, 2012 and 2011, respectively.

(b)
Audit-Related Fees.  The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $20,600 and $20,000 with respect to the registrant’s fiscal years ended June 30, 2012 and 2011, respectively.  The services comprising these fees were selected internal control testing of asset reconciliations, net asset value calculations, shareholder transaction processing and reporting, shareholder account adjustments, shareholder maintenance transactions and cash reconciliations ($14,000 and $13,600 with respect to the 2012 and 2011 fiscal years, respectively) and review of the registrant’s semi-annual report ($6,600 and $6,400 with respect to the 2012 and 2011 fiscal years, respectively).

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $24,900 and $20,900 with respect to the registrant’s fiscal years ended June 30, 2012 and 2011, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns and a subscription to the PFIC Analyzer (a database used to determine whether foreign equity securities are passive foreign investment companies).

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)
The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

•
Services associated with SEC registration statements filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters – $6,000

•
Consultations with management of the registrant as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting bodies – $6,000

•	All additional tax services provided to the registrant in the aggregate – $6,000

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended June 30, 2012 and 2011, aggregate non-audit fees of $45,500 and $40,900, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Hussman Investment Trust

By (Signature and Title)*		/s/ John P. Hussman
John P. Hussman, President

Date	August 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John P. Hussman
John P. Hussman, President

Date	August 31, 2012

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	August 31, 2012

* Print the name and title of each signing officer under his or her signature.